UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Innodata Inc.

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55 Challenger Road

Ridgefield Park, New Jersey 07660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 6, 2019

To the Stockholders of Innodata Inc.:

The Annual Meeting of Stockholders of Innodata Inc. (the "Company") will be held at the offices of Innodata Inc., 55 Challenger Road, Ridgefield Park, New Jersey 07660 at 11:00 A.M. on June 6, 2019, for the following purposes:

(1)	To elect seven directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

(2)	To ratify the selection and appointment by the Company's Board of Directors of CohnReznick LLP, independent registered public accounting firm, as auditors for the Company for the year ending December 31, 2019;

(3)	To approve, on an advisory basis, the Company’s executive compensation;

(4)	To approve the Company’s Rights Agreement; and

(5)	To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

This year, instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on April [___], 2019, we began mailing a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of April 10, 2019, and posted our proxy materials on the website referenced in the Notice (http://materials.proxyvote.com/457642). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the office of the Secretary of the Company, located at 55 Challenger Road, Ridgefield Park, New Jersey 07660.

All stockholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, you are encouraged to promptly submit your Proxy with voting instructions. To vote your shares, please follow the instructions in the Notice or the Proxy card you received in the mail. If you vote via the Internet, you need not return a Proxy card. No postage is required if a Proxy card is mailed in the United States. Any person giving a Proxy has the power to revoke it any time prior to its exercise and if present at the Meeting may withdraw it and vote in person.

Registered holders can vote in person. Beneficial owners must obtain a legal proxy from their brokerage firm, bank, or other holder of record and present it to the inspector of elections with their ballot in order to be able to vote shares in person at the meeting. Voting in person will replace any previous votes submitted by Proxy.

Attendance at the Meeting is limited to stockholders, their proxies and invited guests of the Company.

Important Notice Regarding the Availability of Proxy Materials for the

2019 Annual Meeting of Stockholders to be held on June 6, 2019

This Notice of Annual Meeting, the Proxy Statement, form of Proxy and our 2018 Annual Report are available on the Internet at:  http://materials.proxyvote.com/457642.

By Order of the Board of Directors

/s/ Amy R. Agress

Amy R. Agress
Senior Vice President, General Counsel and Secretary

Ridgefield Park, New Jersey

April [ ], 2019

INNODATA INC.

55 Challenger Road

Ridgefield Park, New Jersey 07660

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Innodata Inc. (the "Company") of Proxies in the form enclosed. Such Proxies will be voted at the Annual Meeting of Stockholders of the Company to be held at the offices of Innodata Inc., 55 Challenger Road, Ridgefield Park, New Jersey 07660 at 11:00 A.M. on June 6, 2019 (the "Meeting") and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

We are following the Securities and Exchange Commission (“SEC”) rule that permits us to furnish proxy materials to our stockholders via the Internet. We believe electronic delivery of our proxy materials will help us reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which our stockholders can access these materials. As a result, we are mailing a short Notice of Internet Availability of Proxy Materials (the “Notice”) to most of our stockholders instead of a paper copy of our full Proxy materials. The Notice contains instructions on how to cast your vote online and how to electronically access our Proxy materials, including the Notice of Annual Meeting, Proxy Statement, our 2018 Annual Report and a Proxy card. The Notice also contains instructions on how to request a paper copy of our Proxy materials. All stockholders who do not receive the Notice will receive a paper copy of the Proxy materials. If you receive a paper copy of our Proxy materials, you may cast your vote by completing the enclosed Proxy card and returning it in the enclosed self-addressed, postage-paid envelope, or by utilizing the Internet voting mechanisms noted on the Proxy card. The Notice or paper copy of our Proxy Materials will first be mailed on or about April [ ], 2019.

Any stockholder giving a Proxy has the power to revoke the same at any time before it is voted. The cost of soliciting Proxies will be borne by the Company. Following the mailing of the Notice, solicitation of Proxies may be made by officers and employees of the Company by mail, telephone, facsimile, electronic communication or personal interview. Properly executed Proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying Proxy and, as to any other matter properly coming before the Meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies on the Proxy card. Unless contrary instructions are given by stockholders, persons named in the Proxy intend to vote the shares represented by such Proxies for the election of the seven nominees for director named herein, for the ratification of CohnReznick LLP as independent auditors, for the approval, on an advisory basis, of the Company’s executive compensation as disclosed in these materials, and for the approval of the Company’s Rights Agreement. The current members of the Board of Directors presently hold voting authority for common stock, par value $0.01 per share (the “Common Stock”), representing an aggregate of [ ] votes, or approximately [ ]% of the total number of votes eligible to be cast at the Meeting. The members of the Board of Directors have indicated their intention to vote affirmatively on all of the proposals.

VOTING SECURITIES

Stockholders of record as of the close of business on the record date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the record date there were [ ] outstanding shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by Proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.

PROPOSAL 1. ELECTION OF DIRECTORS

It is the intention of the persons named in the enclosed form of Proxy, unless such form of Proxy specifies otherwise, to nominate and to vote the shares represented by such Proxy for the election as directors of Jack S. Abuhoff, David B. Atkinson, Louise C. Forlenza, Brian E. Kardon, Douglas J. Manoni, Stewart R. Massey and Michael J. Opat, to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. Each of the nominees named below currently serves as a director of the Company and was elected at the Annual Meeting of Stockholders held on June 7, 2018. The Company has no reason to believe that any of the nominees will become unavailable to serve as director for any reason before the Meeting. However, in the event that any of them shall become unavailable, each of the persons designated as proxy on the Proxy card reserves the right to substitute another person of his or her choice when voting at the Meeting. Below is the biographical and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a director.

Jack S. Abuhoff	Age: 58

Principal Occupation and Business Experience

President and Chief Executive Officer of the Company since September 15, 1997, and a director of the Company since its founding in 1988. Mr. Abuhoff has also served as the Company’s interim Principal Financial Officer since May 2018. Mr. Abuhoff has been the Chairman of the Company’s Board of Directors since May 2001. From 1995 to 1997 he was Chief Operating Officer of Charles River Corporation, an international systems integration and outsourcing firm. From 1992 to 1994, Mr. Abuhoff was employed by Chadbourne & Parke, LLP in connection with its joint venture with Goldman Sachs to develop capital projects in China. He practiced international corporate law at White & Case LLP from 1986 to 1992. Mr. Abuhoff holds an A.B. degree in English from Columbia College (1983) and a J.D. degree from Harvard Law School (1986).

Key Experience, Qualifications, Attributes and Skills

Mr. Abuhoff has knowledge of the Company, its clients, and the industries the Company serves, both from an historical and a current perspective, as well as leadership and management skills, international experience, and experience in providing technology services.

David B. Atkinson	Age: 65

Principal Occupation and Business Experience

Director of the Company since April 2018. Mr. Atkinson currently provides consulting services for companies in the life insurance and reinsurance industries, after retiring in 2014 as Vice Chairman of Reinsurance Group of America (NYSE: RGA), the largest U.S.-based life reinsurer, a position Mr. Atkinson served since 2008. From 1998 to 2008 he served as the Chairman, President and Chief Executive Officer of RGA’s U.S. and offshore reinsurance companies. He also briefly served as RGA’s Chief Financial Officer before becoming its Chief Operating Officer in 1994. Prior to joining RGA, Mr. Atkinson led the actuarial, administration, claims, and systems departments of the reinsurance division of General American Life Insurance Company from 1987 to 1993 and led the initial public offering effort to spin off the reinsurance division as a new public company, RGA. Mr. Atkinson also served as Vice President and Chief Actuary of Atlas Life Insurance Company from 1981 to 1987. Throughout his career he has guided IT departments and software development projects crucial to the automation of business processes. Mr. Atkinson holds a B.S. degree in mathematics from California Institute of Technology (1975) and an MBA from Olin Business School (1994). He is a Fellow of the Society of Actuaries, for which he has written several study notes on pricing and co-authored a book on life insurance products and finance, and he has served as Director of MIB Group, Inc.

Key Experience, Qualifications, Attributes and Skills

Mr. Atkinson has leadership and management experience as the former President and Chief Executive Officer of the principal operating company of the largest U.S.-based life reinsurer and in-depth knowledge of the insurance and reinsurance industries. He also has financial, statistical analysis, and business administration experience, and he provides diversity of background and viewpoint.

Louise C. Forlenza	Age: 69

Principal Occupation and Business Experience

Director of the Company since October 2002, Chair of the Company’s Audit Committee since September 2006, a member of the Company’s Compensation Committee since December 2002 and Chair of the Company’s Nominating Committee since June 2018. Ms. Forlenza founded LC Forlenza Advisory Services in 1987, providing strategic insight and expertise in global accounting and reporting, forensic accounting, auditing, foreign tax issues, turnarounds and litigation support to over 250 global clients in industries such as technology, real estate, entertainment, transportation and health and wellness. From 1987 through 1992, she was the Chief Financial Officer and Chief Operating Officer of Intercontinental Exchange Partners, an international foreign exchange company, and served as a director and as chair of its International Audit Committee. Prior to joining Intercontinental, Ms. Forlenza was Chief Financial Officer of Bierbaum-Martin, a foreign exchange firm. Ms. Forlenza is a Certified Public Accountant. She received a B.B.A. degree in Accounting from Iona College (1971), and a Certificate in Forensic Accounting from New York University in 2012. Ms. Forlenza attended the Harvard Executive Program for Board Governance and Audit in 2015 and the Harvard Executive Compensation Program in 2016.

Key Experience, Qualifications, Attributes and Skills

Ms. Forlenza satisfies the financial literacy requirements of Nasdaq and has been determined to be an “audit committee financial expert” under the SEC’s rules and regulations. A Certified Public Accountant and a former Chief Financial Officer, she has a background in accounting, audit, tax planning and foreign exchange planning, and she provides diversity of background and viewpoint.

Brian E. Kardon	Age: 61

Principal Occupation and Business Experience

Director of the Company since April 2018 and a member of the Company’s Compensation Committee since June 2018. Since September 2015, Mr. Kardon has been Chief Marketing Officer at Fuze, Inc., a cloud-based communications platform provider, and is responsible for the company’s market positioning, demand generation, thought generation and integrated marketing worldwide. Prior to joining Fuze, Mr. Kardon served as the Chief Marketing Officer at Lattice Engines from 2013 to 2015, a leader in artificial intelligence (AI) software marketing and sales applications. He also served as the Chief Marketing Officer at Eloqua (NASDAQ: ELOQ) from 2008 to 2012, where he was part of a team that led Eloqua’s growth and leadership in the marketing automation sector, resulting in a successful initial public offering and subsequent purchase by Oracle. Mr. Kardon has also served as Chief Strategy and Marketing Officer at Forrester Research (NASDAQ: FORR) and Chief Marketing Officer at Reed Business Information (NYSE: RELX). Mr. Kardon holds a B.S. degree in economics, marketing and finance (1979) and an MBA (1987) from The Wharton School of the University of Pennsylvania. In the past year, Mr. Kardon was named to: “50 Most Influential CMOs” (Forbes), “100 Most Influential Chief Marketing Officers in the World” (Richtopia) and the “30 Tech Marketing Leaders Changing the Industry” (Synthesio). In 2017 the Fuze Marketing Team won the prestigious ROI Award from SiriusDecisions for Excellence in Demand Creation.

Key Experience, Qualifications, Attributes and Skills

Mr. Kardon has extensive marketing and leadership experience as a Chief Marketing Officer, in creating and implementing successful growth strategies, and experience with international operations. His experience with cloud-based software, product development and AI provides a diversity of background and viewpoint.

Douglas J. Manoni	Age: 59

Principal Occupation and Business Experience

Director of the Company since April 2018 and a member of the Company’s Nominating Committee since June 2018. Mr. Manoni is the Founder and Chief Executive Officer of CyberRisk Alliance, a business intelligence company founded in November 2018 to serve the cybersecurity and information risk management marketplace. From 2008 through March 2018, Mr. Manoni was the Chief Executive Officer of SourceMedia LLC, an innovative digital business information and performance media company. Prior to joining SourceMedia in 2008, Mr. Manoni served as Chief Executive Officer of Wicks Business Information from 1999 to 2008, founding the company in partnership with a private equity firm. The business was sold in two principal transactions, to Dow Jones & Company in 2004 and to Summit Business Media in 2007. Mr. Manoni is a former director and Executive Committee member of Connectiv, the industry association for business information companies, and served as its Chairman from 2014 to 2016. He was also a member of the Board of Directors of the Software & Information Industry Association and the Business Media Educational Foundation. Mr. Manoni holds a B.S. degree in accounting from Sacred Heart University (1984) and is a former Trustee of the University. Mr. Manoni was awarded the 2016 McAllister Top Management Fellowship at Medill School of Journalism, among other awards and recognitions.

Key Experience, Qualifications, Attributes and Skills

Mr. Manoni brings significant current knowledge about the direction and needs of the business information industry, with experience as the Chief Executive Officer of a digital business information and performance media company, director and executive committee member of Connectiv, and member of the board of directors of the Software & Information Industry Association. He also has leadership, financial, operational and acquisition experience, and he provides diversity of background and viewpoint.

Stewart R. Massey	Age: 62

Principal Occupation and Business Experience

Director of the Company since March 2009, Chair of the Company’s Compensation Committee since June 2009, a member of the Company’s Audit Committee since December 2013 and a member of the Company’s Nominating Committee since June 2018. Since September 2018, Mr. Massey has been Vice Chairman of Bow River Capital Partners, a private investment firm. Mr. Massey served as Founding Partner of Massey, Quick, Simon and Co. LLC, a provider of investment advisory and financial planning services for endowments, foundations and wealthy families, from 2004 to September 2018, and served as Founding Partner Emeritus through December 2018. Mr. Massey co-founded Massey, Quick in 2004 after a 24-year career on Wall Street. Mr. Massey joined Morgan Stanley’s Private Client Group in 1983 after four years with Dean Witter Reynolds. From 1988 through 1993, he was based in Hong Kong and led Morgan Stanley’s private client businesses in Asia, Australia, and Japan. Mr. Massey was Head of Japanese Equity Sales in New York from 1993 through 1996, and returned to Tokyo as Head of Institutional Equity Sales and Global Head of Japanese Equities in 1996. Mr. Massey served as President and Chief Executive Officer of Robert Fleming, Inc. in 1997 and 1998. At Fleming, he had regional responsibility for equity sales and trading, research, capital markets, investment banking, and asset management in the Americas, serving on the Board of Directors and Executive Committee of the parent company in London. Mr. Massey returned to Morgan Stanley in September of 1998 as a Managing Director and Head of Institutional Sales, Marketing, and Product Development for the firm’s prime brokerage business. He later served as the senior relationship manager for a number of Morgan Stanley’s most prominent institutional global clients. Mr. Massey holds a B.A. degree in History from The College of Wooster (1979), where he has served as a Trustee since 1987. As an Emeritus Trustee he serves on the Trustee and Governance, Finance and Investment committees. Mr. Massey also serves on the investment committees of Hobart and William Smith Colleges and St. Mary’s Abbey Delbarton. Mr. Massey was honored as one of the top 100 independent investment advisors in America by Barron’s Magazine in 2010, 2011, 2012, 2013 and 2014.

Key Experience, Qualifications, Attributes and Skills

Mr. Massey has leadership experience as a Chief Executive Officer and a senior executive officer. He has financial management expertise, as well as compensation, mergers and acquisitions, investment advisory, board, governance and international experience, and he provides diversity of background and viewpoint.

Michael J. Opat	Age: 58

Principal Occupation and Business Experience

Director of the Company since June 2016 and a member of the Company’s Audit Committee since June 2018. Mr. Opat has been a Commissioner on the Hennepin County (Minnesota) Board of Commissioners since 1993 and was Chair for the Board of the Commissioners from 2001 to 2003 and from 2009 to 2014. Hennepin County is Minnesota’s largest county with 1.2 million residents. Mr. Opat represents a County district with more than 170,000 residents in six suburban cities. Mr. Opat also served on the Board of Sun Country Airlines from 2012 to 2017, and was a member of the corporate advisory board of Alerus Financial Services Company (OTXQX: ALRS) from 2015 to 2017. He holds a B.S. degree in Management from the University of Minnesota (1983), and a Masters of Public Policy from Harvard University, John F. Kennedy School of Government (1989). Mr. Opat was named a “Titan” by Twin Cities Business magazine in 2018’s “100 People to Know” edition.

Key Experience, Qualifications, Attributes and Skills

Mr. Opat has leadership, financial management, budgeting, and communications experience, and he provides diversity of background and viewpoint.

There are no family relationships between or among any nominees for director of the Company. Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES

CORPORATE GOVERNANCE MATTERS

Director Independence

The Board of Directors has determined that David B. Atkinson, Louise C. Forlenza, Brian E. Kardon, Douglas J. Manoni, Stewart R. Massey and Michael J. Opat are independent directors. The independent directors comprise a majority of the Board. The only director who is not independent is Jack S. Abuhoff, the Company’s Chairman, President and Chief Executive Officer (“CEO”). The Company defines independence as meeting the requirements to be considered as an independent director as set forth in the Nasdaq Marketplace Rule 5605(a)(2). To assist in determining director independence, the Board of Directors also considers any business relationship with any independent director, including any business entity with which any independent director is affiliated, to determine if there is any material relationship that would impair a director’s independence. In making its determination, the Board of Directors reviewed information provided by each of the directors and information gathered by the Company.

Board Leadership Structure

Chairman of the Board and Chief Executive Officer Positions

The Board of Directors believes that having a combined Chairman of the Board/Chief Executive Officer, independent directors with strong leadership and management experience, an independent director serving as the Lead Independent Director and Board of Directors committees being comprised solely of independent directors, provides an effective and efficient leadership structure that is appropriate for the Company at the present time. The Chairman/CEO has primary responsibility for managing the business. Combining the leadership role avoids duplication of efforts while strengthening the Chairman/CEO’s ability to provide insight and direction on important strategic initiatives to both management and the independent directors.

Lead Independent Director

Stewart R. Massey currently serves as the Company’s Lead Independent Director. The principal responsibilities of the Lead Independent Director are to:

•	Schedule and preside over executive sessions of the independent directors;
•	Preside over Board of Directors meetings in the absence of the Chairman;
•	Provide input to the Chairman in the preparation of agendas for Board of Directors meetings; and
•	Enhance the effective functioning of the independent directors by facilitating communications and collaboration among them.

The Board’s Role in Risk Oversight

The Board of Directors believes that the goal of risk oversight is to identify and assess risks which may affect the Company’s ability to fulfill its business objectives and to formulate plans to mitigate potential effects. The Board of Directors administers its oversight function directly, through both its Audit Committee and Compensation Committee, and through executive management of the Company, as follows:

•	Through Board of Directors discussion on general business strategy and risks that could drive tactical and strategic decisions in the near and long term;
•	Through the Audit Committee with respect to financial risks and risks that may affect the financial situation of the Company;
•	Through the Compensation Committee with respect to risks associated with executive compensation plans and arrangements;
•	Through executive management of the Company with respect to risks which may arise in the ordinary course of business, such as operational, managerial, business, legal, regulatory and reputational risks;
•	Through the Compliance Committee of the Company with respect to risks which may arise with respect to global compliance and ethical conduct;
•	Through the chief information security officer and head of global technology with respect to risks related to cyber security; and
•	Through the CEO, in the CEO’s combined role as Chairman, via updates to the Board of Directors during Board of Directors meetings with respect to potential material risks identified by executive management, as is deemed appropriate based on the circumstances.

The Board of Directors believes the various roles of the board committees, compliance committee and executive management in risk oversight described above complement the Board of Directors’ leadership structure described above, including the combination of the Chairman of the Board and Chief Executive Officer positions.

Meetings of the Board of Directors

The Board of Directors meets throughout the year on a set schedule. The Board of Directors also holds special meetings and acts by unanimous written consent from time to time as appropriate. The Board of Directors held nine meetings during the year ended December 31, 2018. Each director attended at least 75% of all of the meetings of the Board of Directors and of the committees on which he or she served that were held during the last fiscal year. The Company does not have a policy requiring incumbent directors and director nominees to attend the Company’s annual meeting of stockholders. Seven directors attended last year’s annual meeting.

The Board of Directors meets in executive sessions without management, as needed, immediately prior or during its regularly scheduled meetings. The Board of Directors also schedules executive sessions during the year for the independent directors only.

Committees of the Board of Directors

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available on our website at www.innodata.com. Serving on the Committee are Ms. Forlenza and Messrs. Massey and Opat, with Ms. Forlenza serving as Chair. The Board of Directors has determined that Ms. Forlenza is an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. The functions of the Audit Committee are, among other things, to make recommendations concerning the selection each year of independent auditors of the Company, to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls, to consider whether the Company's principal accountant’s provision of non-audit services is compatible with maintaining the principal accountant’s independence, and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit. To carry out its responsibilities, the Audit Committee met five times during the year ended December 31, 2018. The Company defines independence as meeting the standards to be considered as an independent director as set forth in the Nasdaq Marketplace Rule 5605(a)(2), and the Board of Directors has determined that all the members of the Audit Committee are "independent" as defined in the Nasdaq Marketplace Rule 5605(c)(2)(A).

Compensation Committee

The Company has a standing Compensation Committee comprised of Mr. Massey, Ms. Forlenza and Mr. Kardon, with Mr. Massey serving as Chair. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available on our website at www.innodata.com. The function of the Compensation Committee is to discharge the responsibilities of the Board of Directors regarding executive and director compensation, including determining and approving the compensation packages of the Company’s executive officers, including its Chief Executive Officer. The Compensation Committee also reviews and approves stock option grants to non-executive officer employees. The Chief Executive Officer recommends to the Compensation Committee proposed compensation for the executive officers other than the Chief Executive Officer. The Compensation Committee may from time to time, as it deems appropriate and to the extent permitted under applicable law and regulation, form and delegate authority to subcommittees and to the officers of the Company. The Compensation Committee engages the services of an independent compensation consultant on an as-needed basis to provide market data and advice regarding executive compensation and proposed compensation programs and amounts. To carry out its responsibilities, the Compensation Committee met three times during the year ended December 31, 2018. The Company defines independence as meeting the standards to be considered as an independent director as set forth in the Nasdaq Marketplace Rule 5605(a)(2), and the Board of Directors has determined that all the members of the Compensation Committee are "independent" as defined in the Nasdaq Marketplace Rule 5605(a)(2).

Nominating Committee

The Company has a standing Nominating Committee comprised of Ms. Forlenza and Messrs. Manoni and Massey, with Ms. Forlenza serving as Chair. The Company does not have a Nominating Committee charter. The primary responsibilities of the Nominating Committee include assisting the Board of Directors in identifying and evaluating qualified candidates to serve as directors; recommending to the Board of Directors candidates for election or re-election to the Board of Directors or to fill vacancies on the Board of Directors; and assisting in attracting qualified candidates to serve on the Board of Directors. Director nominees are selected by Board of Director resolution. All of the nominees recommended for election to the Board of Directors at the Meeting are directors standing for re-election. Although the Nominating Committee does not have a formal policy with respect to the consideration of diversity, when considering director candidates the Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of the Company’s existing directors, provide a blend of skills and experience that will further enhance the Board of Directors’ effectiveness at the time the consideration is made. When considering potential director candidates, the Nominating Committee considers the candidate's character, judgment, diversity of origin and gender, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. The Nominating Committee has not established any minimum qualifications for director candidates. To carry out its responsibilities, the Nominating Committee met three times during the year ended December 31, 2018. The Company defines independence as meeting the standards to be considered as an independent director as set forth in the Nasdaq Marketplace Rule 5605(a)(2), and the Board of Directors has determined that all the members of the Nominating Committee are "independent" as defined in the Nasdaq Marketplace Rule 5605(a)(2). In 2018, the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

The Company's by-laws include a procedure whereby its stockholders can nominate director candidates, as more fully described below under “Stockholder Proposals for the 2020 Annual Meeting.” The Board of Directors will consider director candidates recommended by the Company's stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has complied with the procedures set forth in the Company’s by-laws. To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders who beneficially owns five percent or more of its voting stock.

Stockholder Communications with the Board of Directors

Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations department at 201-371-8000. However, stockholders may communicate with the Board of Directors by sending a letter to: Board of Directors of Innodata Inc., c/o Corporate Secretary, 55 Challenger Road, Ridgefield Park, New Jersey 07660. Any communications must contain a clear notation indicating that it is a "Stockholder—Board Communication" or a "Stockholder—Director Communication" and must identify the author as a stockholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is otherwise inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent the Company specifically incorporates this report by reference therein.

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent auditors and management to review accounting, auditing, internal controls and financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the Company’s independent auditors. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including senior financial management, and its independent auditors.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains independent auditors who are responsible for conducting independent audits of the Company's financial statements and internal control over financial reporting, if applicable, in accordance with standards of the Public Company Accounting Oversight Board (United States), and issuing reports thereon.

The Audit Committee has reviewed and discussed the Company’s consolidated audited financial statements as of and for the year ended December 31, 2018 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB). The independent auditors have provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the auditors their independence from the Company. The Audit Committee has concluded that the independent auditors are independent from the Company and its management.

On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

The Members of the Audit Committee

Louise C. Forlenza, Chair

Stewart R. Massey

Michael J. Opat

Fiscal 2018 and 2017 Accounting Firm Fee Summary

Set forth below is certain information concerning fees billed to the Company by CohnReznick LLP in respect of professional services rendered to the Company for the audit of the annual financial statements for the years ended December 31, 2018 and December 31, 2017; the reviews of the financial statements included in reports on Form 10-Q for periods within 2018 and 2017; related regulatory filings for periods within 2018 and 2017; and other services. The Audit Committee has determined that the provision of all services is compatible with maintaining the independence of CohnReznick LLP.

	2018 ($)	2017 ($)

Audit Fees	421,213	349,287
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Audit fees consist of fees for the audit of the Company’s financial statements, the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

Audit Committee Pre-Approval Policy

All audit, audit-related services, tax services and other services provided by CohnReznick LLP must be pre-approved by the Audit Committee in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Exchange Act to the Company's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to its Chair the authority to pre-approve otherwise permissible non-audit services, provided that any decision made pursuant to such delegation must be presented to the full Audit Committee for informational purposes at its next scheduled meeting. The Audit Committee considers, among other things, whether the provision of such audit or non-audit services is consistent with applicable regulations regarding maintaining auditor independence, whether the provision of such services would impair the independent registered public accounting firm's independence and whether the independent registered public accounting firm are best positioned to provide the most effective and efficient service.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to ratification by the stockholders, the Board of Directors has appointed CohnReznick LLP as the independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2019. CohnReznick LLP has served as the Company's auditors since September 2008. A representative of CohnReznick LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he desires to do so. A representative of CohnReznick LLP is also expected to be available to respond to appropriate questions at the Meeting.

In the event that the stockholders fail to ratify this appointment, other independent auditors will be considered upon recommendation of the Audit Committee. Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2019

EXECUTIVE COMPENSATION

Overview of Executive Compensation Program

We are currently a smaller reporting company and therefore are not required to include a Compensation Discussion and Analysis in this Proxy Statement. However, we have elected to provide the following overview of the material elements of our compensation program. This overview focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year.

Executive Compensation Objectives

The Compensation Committee of the Board of Directors is responsible for overseeing and administering our executive compensation program and for establishing our executive compensation philosophy. The objectives of our compensation program are to:

•	Attract, motivate and retain qualified, talented and dedicated executives
•	Motivate executives to achieve business and financial objectives that will enhance stockholder value
•	Align the interests of our executives with the long-term interests of stockholders through stock-based incentives
•	Maintain a strong link between pay and performance by placing a significant portion of the executive’s total pay at risk

The Committee applies these objectives in selecting the specific elements of compensation. The Committee also reviews and considers:

•	Company performance, both separately and in relation to similar companies
•	The individual executive’s performance, experience and scope of responsibilities
•	Historical compensation levels and stock option awards at the Company
•	Internal equity among executive officers
•	The recommendations of management
•	The recommendations of an independent compensation consultant, to the extent compensation consultants are utilized
•	Competitive market and peer company data

The Committee uses the following processes, procedures and resources to help it perform its responsibilities:

•	Executive sessions without management present to discuss various compensation matters, including the compensation of our CEO
•	A periodic review of executive compensation and benefit programs for reasonableness and cost effectiveness
•	The recommendations of the CEO on compensation for the other executive officers
•	On an as-needed basis, the services of an independent compensation consultant

Components of the Executive Compensation Program

The primary elements of the Company’s Executive Compensation Program are described below. The Committee does not use a pre-set formula to allocate a percentage of total compensation to each compensation component, and the percentage of total compensation allocated to each compensation component varies among the executive officers.

Base Salary

The base salaries of our executive officers are designed to attract and retain a high performing and dedicated leadership team. The Committee reviews the performance evaluations and salary recommendations provided to the Committee by the CEO for each executive officer other than himself. Increases to the CEO’s base salary are determined by the Committee without a recommendation by Company management. Adjustments to base salary are determined based on the individual’s responsibility level, performance, contribution and length of service, after considering the Company’s financial performance, as well as any requirements set forth in the executive officer’s employment agreement. No executive officer received a base salary increase in calendar year 2018.

Performance-Based Cash Incentives

Performance-based cash incentives provide the Company with a means of rewarding performance based upon the attainment of corporate financial goals, individual goals, and individual accomplishments and contributions to the Company. The Committee reviews Company financial performance, individual performance, accomplishments and contributions, as well as recommendations provided to the Committee by the CEO for each executive officer other than the CEO. Cash incentives may be paid pursuant to an incentive compensation plan or as cash bonuses. Based on the Company’s successful execution of its turnaround operating plan in 2018, and on each executive officer’s individual accomplishments and contributions towards the achievement of the operating plan, in February 2019 the Committee awarded a cash bonus to each executive officer for the year ended 2018 as follows: $300,000 to Mr. Abuhoff and $180,000 to Mr. Mishra.

Stock-Based Incentives

The Company uses stock option grants as the primary vehicle for employee stock-based incentives. The Company also uses restricted share grants as a form of stock-based incentives. The Committee believes stock-based incentives align the executive officers’ interests with those of stockholders in building stockholder value, offer executive officers an incentive for the achievement of superior performance over time, and foster the retention of key management personnel. The number of stock options or restricted shares the Committee awards each executive officer is based on his relative position, responsibilities and performance, including anticipated future performance, potential and responsibilities, and performance over the previous fiscal year, to the extent applicable. The Committee also reviews and considers prior stock-based grants to each executive officer, including the extent to which any prior stock option grants remained unexercised upon expiration due to an underwater stock price at the time of expiration. The size of stock-based grants is not directly related to the Company’s performance. In 2018 the Committee awarded the following stock option grants to the executive officers: 400,000 shares to Mr. Abuhoff and 160,000 shares to Mr. Mishra. The stock options have an exercise price of $1.07, a term of ten years from the date of grant, and vest in three equal installments on July 13, 2019, July 13, 2020 and July 13, 2021. The Committee believes that stock-based incentives align management interests with those of its stockholders by tying a significant percentage of compensation to be realized by the executive officers to changes in stockholder value over the long term.

Benefits and Perquisites

The Company offers retirement, health, life, and disability benefits, as well as medical and dependent care reimbursement plans to all full-time employees. These plans do not discriminate in scope, terms or operation in favor of executive officers. In addition, in calendar year 2018, the Company reimbursed Mr. Abuhoff $12,033 for the cost of life and disability insurance premiums and related taxes pursuant to his employment agreement.

Severance and Change-of-Control

The Company uses severance and change-of-control agreements to attract and retain qualified, talented and dedicated executives and to help the Company remain competitive in the marketplace.

Results of 2018 Advisory Vote on Executive Compensation

At the 2018 Annual Meeting of Stockholders held in June 2018, the Company’s stockholders approved the 2017 compensation of the Company’s named executive officers by a majority of the votes cast. In 2017, the Company had not paid cash bonuses to its named executive officers, nor had it awarded any equity or non-equity incentives or salary increases to its named executive officers.

Although the vote cast represented majority support for the named executive officer compensation, the percentage of the votes cast voting in favor of the Company’s executive compensation is significantly less than what the Company and the Compensation Committee deem satisfactory. Mr. Massey, the Lead Independent Director and Chairman of the Compensation Committee, solicited viewpoints regarding the Company’s compensation practices from a number of Company stockholders. The stockholders with whom he spoke included individual retail investors, fund managers, and broker/advisors. While they generally did not express specific concerns regarding the pay practices of the Company, they generally expressed concerns regarding the Company’s 2017 operating performance and stock price decline.

In 2018 the Company executed a turnaround plan it had announced in late 2017 in response to the 2017 operating performance and stock price decline. The Company executed the turnaround plan successfully, posting Adjusted EBITDA1 of $6.7 million in 2018, compared to $(0.7) million in 2017.

The Compensation Committee values the stockholder feedback provided through the vote as well as the feedback regarding Company performance received through conversations with stockholders subsequent to the vote. The Compensation Committee will continue to review the Company’s executive compensation programs to assure that the compensation of the named executive officers remains consistent with the objectives stated above under “Overview of Executive Compensation Program” and reflective of the Company’s financial performance.

1 Adjusted EBITDA is a non-GAAP measure. For a discussion on Adjusted EBITDA and a reconciliation of Adjusted EBITDA to U.S. GAAP see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Adjusted EBITDA” included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

officers

Set forth below is information concerning the Company’s current executive officers who are not directors.

Name	Age	Position

Ashok Mishra	64	Executive Vice President and Chief Operating Officer

Ashok Mishra has been the Company’s Executive Vice President and Chief Operating Officer since January 2007. Prior to 2007 Mr. Mishra held senior level positions with the Company and its subsidiaries for more than nine years. Mr. Mishra has served as Senior Vice President since May 2004, after serving as Vice President, Project Delivery from October 2001 through April 2004. Prior thereto, Mr. Mishra served as Assistant Vice President, Project Delivery from November 2000 to September 2001, and as General Manager and Head of the Facility of the Company’s India operations from 1997 to October 2000. Mr. Mishra holds a Bachelor of Technology degree in Mechanical Engineering from Pantnagar University (1976). He also has Component Manufacturing Technical Training from Alcatel France (1985) and completed a condensed MBA course from Indian Institute of Management Bangalore (1995).

The Company’s executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships between or among any of the Company’s executive officers and there are no arrangements or understandings between our executive officers and any other persons pursuant to which our named executive officers were appointed as officers.

SUMMARY COMPENSATION TABLE

The following table sets forth, for the periods indicated, all of the compensation awarded to, earned by or paid to the Company’s “named executive officers” for the fiscal year ended December 31, 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compensation ($)		Total ($)

Jack S. Abuhoff Chairman, President, Chief Executive Officer and Interim Principal Financial Officer	2018	500,000	300,000	211,906	(1)	12,033	(2)	1,023,939
	2017	500,000	-	-		12,212		512,212

Raj Jain Former Vice President, Finance (3)	2018	43,680	-	-		23,800	(4)	67,480
	2017	166,400	-	-		-		166,400

Ashok Mishra Executive Vice President and Chief Operating Officer	2018	300,000	180,000	84,763	(1)	-		564,763
	2017	300,000	-	-		42,405		342,405

(1)	Represents the dollar amount of the aggregate grant date fair value of stock options granted in 2018. The aggregate grant date fair value is the amount the Company expects to expense in its financial statements over the award’s vesting schedule. This amount reflects the Company’s accounting expense and does not correspond to the actual value that will be realized by the named executive officer. For stock options, grant date fair value is calculated using the Black-Scholes option pricing model and is based on the value of the option on the grant date, which was $0.53 on July 13, 2018. For information on the valuation assumptions, see Note 9 in the Notes to Consolidated Financial Statements filed with the Annual Report on Form 10-K for year-end 2018. On July 13, 2018, each of Messrs. Abuhoff and Mishra were granted options to purchase 400,000 and 160,000 shares of Common Stock, respectively. Each option has an exercise price equal to $1.07, and the options vest in three equal installments on July 13, 2019, July 13, 2020 and July 13, 2021.
(2)	Represents the cost of employer-provided executive life and disability insurance in the amount of $7,860, and reimbursement for related federal and state income taxes in the amount of $4,173.
(3)	Mr. Jain’s employment with the Company terminated on April 4, 2018.
(4)	Includes $12,800 for accrued but unused vacation paid upon termination of employment, and $11,000 for consulting services provided to the Company post termination of employment.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Jack S. Abuhoff

On March 25, 2009 the Company and Mr. Abuhoff, the President and Chief Executive Officer of the Company, executed an employment Agreement with an effective date of February 1, 2009 (the “Agreement”). The Agreement will continue until terminated by the Company or Mr. Abuhoff.

The Agreement provides for: annual base salary compensation of $424,350 subject to cost of living adjustments and annual discretionary increases as determined by the Company’s Board of Directors; additional cash incentive or bonus compensation for each calendar year determined by the Compensation Committee of the Board of Directors in its discretion and conditioned on the attainment of certain quantitative objectives to be established by the Compensation Committee with a target bonus of not less than 60% of Mr. Abuhoff’s base salary for the year; and stock options and/or other equity-based and/or non-equity-based awards and incentives as determined by the Compensation Committee in its sole and absolute discretion. The Agreement also provides for indemnification, insurance and other fringe benefits, and contains confidentiality, non-compete and non-interference provisions. Mr. Abuhoff’s annual base salary has been $500,000 since April 2012.

In the event Mr. Abuhoff is terminated by the Company other than for cause (as defined), death or disability, or Mr. Abuhoff resigns his employment with the Company for good reason (as defined), Mr. Abuhoff is entitled to receive (i) an amount equal to 200% of his (A) base salary and (B) the greater of his most recently declared bonus (as defined) or the average of his three most recently declared bonuses to be paid in substantially equal payments over a period of 24 months; (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 24 month period immediately following Mr. Abuhoff’s termination (and if the COBRA period is shorter than the applicable 24 month period, pay to Mr. Abuhoff an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 24 month continuation period); (iii) the continuation of his life and long-term disability insurance for the 24 month period immediately following Mr. Abuhoff’s termination; (iv) payment of up to six weeks’ accrued but unused vacation; and (v) the removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity-based and non-equity-based awards and incentives. If Mr. Abuhoff’s employment is terminated for death, his estate will receive payment of his base salary through the date of termination, a pro-rated bonus based on his performance of his objectives through the date of termination, and payment of up to six weeks’ accrued but unused vacation. If Mr. Abuhoff’s employment is terminated for disability he will receive payment of his base salary for a 90 day period following the date of termination, a pro-rated bonus based on active duty with the Company and conditioned on attainment of quantitative objectives, and payment of up to six weeks’ accrued but unused vacation. If Mr. Abuhoff’s employment is terminated for cause, Mr. Abuhoff will receive his base salary through the date of termination, and payment of up to six weeks’ accrued but unused vacation. In return for the benefits described above, Mr. Abuhoff is required to sign a separation agreement and general release, and agreed, for a 12 month period following termination of his employment, not to compete or interfere with the Company, and not to employ or retain the services of an employee of the Company. In the event Mr. Abuhoff is terminated by the Company coincident with or following a change-of-control (as defined), Mr. Abuhoff is entitled to receive (i) an amount equal to 300% of his (A) base salary and (B) the greater of his most recently declared bonus (as defined) or the average of his three most recently declared bonuses to be paid in a lump sum payout within 30 days of the date of his termination; (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 36 month period immediately following Mr. Abuhoff’s termination (and if the COBRA period is shorter than the applicable 36 month period, pay to Mr. Abuhoff an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 36 month continuation period); and (iii) the continuation of his life and long-term disability insurance for the 36 month period immediately following Mr. Abuhoff’s termination; and (iv) the removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity and non-equity-based awards and incentives.

In the event Mr. Abuhoff is a “specified employee” as defined in Section 409A of the Code at the time of his termination of employment, the payments referenced above (for both change-of-control and other than upon change-of-control) shall be delayed until the date that is six months and one day following his termination of employment (or, if earlier, the earliest other date as is permitted under Section 409A of the Code). The amount payable on such date shall include all amounts that would have been payable to Mr. Abuhoff prior to that date but for the application of Section 409A and the remaining payments shall be made in substantially equal installments until fully paid. Notwithstanding the foregoing, the six month delay shall not apply to any such payments made (A) during the short term deferral period set forth in Treasury Regulation Section 1.409A-1(b)(4), or (B) after said short term deferral period, payable solely on account of an involuntary separation from service (as defined in Section 409A of the Code) and in an amount less than the Section 409A Severance Exemption Amount. The Agreement also provides for potential tax gross-up payments in respect of taxes, penalties and/or interest that may be incurred by Mr. Abuhoff under Section 409A of the Code.

Ashok Mishra

On May 18, 2007, the Company and Mr. Mishra, the Executive Vice President and Chief Operating Officer of the Company, entered into a three year agreement with an effective date of January 1, 2007 whereby the Company agreed to cause one or more of its wholly-owned subsidiaries to offer employment to Mr. Mishra. Mr. Mishra’s agreement automatically renews for one year periods unless the Company either provides a notice of non-renewal by June 30 of the then current term or the Company and Mr. Mishra execute a new agreement prior to the end of the then current term. The agreement provides for annual base compensation of $175,000 per annum, subject to annual reviews for discretionary annual increases; and incentive compensation pursuant to an incentive compensation plan. The agreement also provides for insurance and other fringe benefits, and contains confidentiality, non-compete and non-interference provisions. In August 2018, the Company and Mr. Mishra amended the agreement to provide that Mr. Mishra would be jointly employed by the Company and one of its wholly-owned subsidiaries. Mr. Mishra’s annual base compensation has been $300,000 since April 2016.

Pursuant to Mr. Mishra’s agreement, if the agreement is terminated without cause or by Mr. Mishra with good reason (including the Company’s material breach of its obligations, reduction of base salary below the amount set forth in the agreement without Mr. Mishra’s consent, and assignment of duties to Mr. Mishra inconsistent with his position, and the Company does not reasonably cure such event after receipt of written notice from Mr. Mishra that he intends to resign his employment), he will be entitled to his base salary for 12 months following the date of his termination or resignation with good reason, any earned but unpaid incentive compensation, and payment for up to six weeks’ accrued but unused vacation. If the agreement is terminated due to Mr. Mishra’s death, his estate will receive payment of his base salary through the date of termination, any earned but unpaid incentive compensation, and payment for up to six weeks’ accrued but unused vacation. If the agreement is terminated due to Mr. Mishra’s disability he will receive payment of his base salary for a 90 day period following the date of termination, any earned but unpaid incentive compensation, and payment for up to six weeks’ accrued but unused vacation. If this agreement is terminated for cause, Mr. Mishra will receive his base salary through the date of termination, and payment for up to six weeks’ accrued but unused vacation. In return for the benefits described above, Mr. Mishra is required to sign a separation agreement and general release, and agreed not to compete with the Company for a 12 month period following termination of his employment, and not to solicit the customers of the Company or to solicit or employ the services of an employee of the Company for a 24 month period following termination of employment.

Raj Jain

Mr. Jain, the Company’s Vice President, Finance and Principal Financial Officer through April 4, 2018, was employed by the Company as an employee-at-will pursuant to an offer of employment and agreement concerning confidentiality and non-disclosure. Mr. Jain received an annual base salary of $166,400, and was eligible to receive an annual performance-based bonus granted at the discretion of the Company and subject to the Company’s overall corporate and financial and performance objectives. The agreement concerning confidentiality and non-disclosure contains confidentiality and non-solicitation provisions which survive the termination of Mr. Jain’s employment.

Outstanding Equity Awards at fiscal year-end 2018

The following table summarizes the outstanding equity awards held by each named executive officer at December 31, 2018.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date

Jack S. Abuhoff	137,434	-		3.39	03/03/2020
	-	100,000	(1)	3.39	03/03/2020
	255,000	-		2.75	04/06/2021
	290,000			2.85	12/30/2025
	193,333	96,667	(2)	2.45	12/29/2026
		400,000	(3)	1.07	07/12/2028
Total	875,767	596,667

Ashok Mishra	94,133	-		3.39	03/03/2020
	80,000	-		3.21	03/12/2021
	113,000	-		2.75	04/06/2021
	180,000			2.85	12/30/2025
	100,000	50,000	(2)	2.45	12/29/2026
		160,000	(3)	1.07	07/12/2028
Total	567,133	210,000

(1)	The exercise of these stock options is contingent on a minimum market price of $6.00 per share at the time of exercise.
(2)	Granted on December 30, 2016. Two-thirds of the stock options are vested. The balance of the stock options vest on December 30, 2019.
(3)	Granted on July 13, 2018. The stock options vest in three equal installments on July 13, 2019, July 13, 2020 and July 13, 2021.

Potential Payments Upon Termination or Change-OF-Control

Estimated Termination or Change-of-Control Benefits at Year-End 2018

The following table summarizes the estimated value of payments to each of the named executive officers assuming different termination events occurred at December 31, 2018.

Name (1)	Cash Compensation ($)	Stock-based Compensation ($)		Welfare Benefits ($)	Aggregate Payments ($)

Jack S. Abuhoff
Termination for cause	-	-		57,692	57,692
Termination without cause (2)	1,600,000	172,000	(3)	153,224	1,925,224
Change-of-Control (4)	2,400,000	172,000	(3)	200,990	2,772,990
Death	300,000	-		57,692	357,692
Disability	425,000	-		57,692	482,692

Ashok Mishra
Termination for cause	-	-		3,606	3,606
Termination without cause (2)	480,000	-		3,606	483,606
Death	180,000	-		3,606	183,606
Disability	255,000	-		3,606	258,606

(1)	No information for Mr. Jain is included in the table as Mr. Jain’s employment with the Company terminated on April 4, 2018.
(2)	Includes resignation by the executive with good reason (as described below).
(3)	No value is included for stock options that vest upon the termination date where the exercise price for the stock option equals or exceeds the closing price on December 31, 2018.
(4)	Assumes the Company’s termination of the executive’s employment coincident with or following a change-of-control (as described below).

Payments on Change-of-Control

Pursuant to Mr. Abuhoff’s employment agreement, a change-of-control shall be deemed to have occurred as of the earliest of any of the following events:

•	The closing of a transaction by the Company or any person (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company) (a “Person”), together with all “affiliates” and “associates” (within the meanings of such terms under Rule 12b-2 of the Securities Exchange Act of 1934, as amended) (the “Exchange Act”) of such Person, shall be the beneficial owner of thirty percent (30%) or more of the Company’s then outstanding voting stock (“Beneficial Ownership”);
•	A change in the constituency of the Board such that, during any period of thirty-six (36) consecutive months, at least a majority of the entire Board shall not consist of Incumbent Directors. For purposes of this Paragraph 5(c)(ii), “Incumbent Directors” shall mean individuals who at the beginning of such thirty-six (36) month period constitute the Board, unless the election or nomination for election by the shareholders of the Company of each such new director was approved by a vote of a majority of the Incumbent Directors;
•	The closing of a transaction involving the merger, consolidation, share exchange or similar transaction between the Company and any other corporation other than a transaction which results in the Company’s voting stock immediately prior to the consummation of such transaction continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least two-thirds (2/3rds) of the combined voting power of the Company’s or such surviving entity’s outstanding voting stock immediately after such transaction;

•	The closing of a transaction involving the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company’s assets; or
•	A plan of liquidation or dissolution of the Company goes into effect.

Upon the Company’s termination of Mr. Abuhoff’s employment coincident or following a change-of-control, Mr. Abuhoff will receive:

•	300% of his base salary to be paid in a lump sum payout within 30 days of the date of his termination;
•	300% of the greater of his most recently declared bonus (as defined) or the average of his three most recently declared bonuses to be paid in a lump sum payout within 30 days of the date of his termination;
•	Continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 36 month period immediately following Mr. Abuhoff’s termination (and if the COBRA period is shorter than the applicable 36 month period, pay Mr. Abuhoff an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 36 month continuation period);
•	Continuation of his life and long-term disability insurance for the 36 month period immediately following Mr. Abuhoff’s termination;
•	The removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity-based and non-equity-based awards and incentives; and
•	Payment of up to six weeks’ accrued but unused vacation.

Upon the occurrence of a change-of-control without a termination of Mr. Abuhoff’s employment, Mr. Abuhoff will receive:

•	The removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity-based and non-equity-based awards and incentives.

Payments on Termination (other than upon Change-of-Control)

Jack S. Abuhoff

Pursuant to Mr. Abuhoff’s employment agreement, if Mr. Abuhoff’s employment is terminated by the Company other than for cause, death or disability, or Mr. Abuhoff resigns his employment for good reason (including the Company’s breach of its material obligations under the Agreement, the Company, without Mr. Abuhoff’s prior consent, relocating Mr. Abuhoff’s regular office location by more than 50 miles from its present location, the Company assigning duties to Mr. Abuhoff which represent a material diminution of his authorities, duties or responsibilities, or requiring him to report to any person or entity other than the Board of Directors, and the Company does not revoke or reasonably cure any such action within 30 days of receipt of notice from Mr. Abuhoff and Mr. Abuhoff resigns his employment within 30 days thereafter) Mr. Abuhoff will be entitled to (i) 200% of his (A) base salary and (B) the greater of his most recently declared bonus (as defined) or the average of the his three most recently declared bonuses to be paid in substantially equal payments over a period of 24 months; (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 24 month period immediately following Mr. Abuhoff’s termination (and if the COBRA period is shorter than the applicable 24 month period, pay Mr. Abuhoff an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 24 month continuation period); (iii) the continuation of his life and long-term disability insurance for the 24 month period immediately following Mr. Abuhoff’s termination; (iv) payment of up to six weeks’ accrued but unused vacation and (v) the removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity-based and non-equity-based awards and incentives. If Mr. Abuhoff’s employment is terminated for death, his estate will receive payment of his base salary through the date of termination, a pro-rated bonus based on his performance of his objectives through the date of termination, and payment of up to six weeks’ accrued but unused vacation. If Mr. Abuhoff’s employment is terminated for disability he will receive payment of his base salary for a 90 day period following the date of termination, a pro-rated bonus based on active duty with the Company and conditioned on attainment of quantitative objectives, and payment of up to six weeks’ accrued but unused vacation. If Mr. Abuhoff’s employment is terminated for cause, Mr. Abuhoff will receive his base salary through the date of termination, and payment of up to six weeks’ accrued but unused vacation. In return for the benefits described above, Mr. Abuhoff is required to sign a separation agreement and general release, and agreed, for a 12 month period following termination of his employment, not to compete or interfere with the Company, and not to employ or retain the services of an employee of the Company.

In the event Mr. Abuhoff is a “specified employee” as defined in Section 409A of the Code at the time of his termination of employment, the payments referenced above (for both change-of-control and other than upon change-of-control) shall be delayed until the date that is six months and one day following his termination of employment (or, if earlier, the earliest other date as is permitted under Section 409A of the Code). The amount payable on such date shall include all amounts that would have been payable to Mr. Abuhoff prior to that date but for the application of Section 409A and the remaining payments shall be made in substantially equal installments until fully paid. Notwithstanding the foregoing, the six month delay shall not apply to any such payments made (A) during the short term deferral period set forth in Treasury Regulation Section 1.409A-1(b)(4), or (B) after said short term deferral period, payable solely on account of an involuntary separation from service (as defined in Section 409A of the Code) and in an amount less than the Section 409A Severance Exemption Amount. The Agreement also provides for potential tax gross-up payments in respect of taxes, penalties and/or interest that may be incurred by Mr. Abuhoff under Section 409A of the Code.

Ashok Mishra

Pursuant to Mr. Mishra’s agreement, if the agreement is terminated without cause or by Mr. Mishra with good reason (including the Company’s material breach of its obligations, reduction of base salary below the amount set forth in the agreement without Mr. Mishra’s consent, and assignment of duties to Mr. Mishra inconsistent with his position, and the Company does not reasonably cure such event after receipt of written notice from Mr. Mishra that he intends to resign his employment), he will be entitled to his base salary for 12 months following the date of his termination or resignation with good reason, any earned but unpaid incentive compensation, and payment for up to six weeks’ accrued but unused vacation. If the agreement is terminated due to Mr. Mishra’s death, his estate will receive payment of his base salary through the date of termination, any earned but unpaid incentive compensation, and payment for up to six weeks’ accrued but unused vacation. If the agreement is terminated due to Mr. Mishra’s disability he will receive payment of his base salary for a 90 day period following the date of termination, any earned but unpaid incentive compensation, and payment for up to six weeks’ accrued but unused vacation. If this agreement is terminated for cause, Mr. Mishra will receive his base salary through the date of termination, and payment for up to six weeks’ accrued but unused vacation. In return for the benefits described above, Mr. Mishra is required to sign a separation agreement and general release, and agreed not to compete with the Company for a 12 month period following termination of his employment, and not to solicit the customers of the Company or to solicit or employ the services of an employee of the Company for a 24 month period following termination of employment.

QUALIFICATION BY REFERENCE

The matters described in the sections titled "Narrative Disclosure to Summary Compensation Table" and "Potential Payments Upon Termination or Change-of-Control" are qualified in their entirety by reference to agreements previously filed by the Company in reports with the SEC.

DIRECTOR COMPENSATION FOR 2018

Summary Director Compensation Table

The following table sets forth information regarding compensation paid or accrued to non-executive directors during fiscal year ended December 31, 2018 for service as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)

David B. Atkinson	21,250	18,029	39,279
Louise C. Forlenza (2) (3)	40,000	18,029	58,029
Brian E. Kardon	21,250	18,029	39,279
Douglas J. Manoni	21,250	18,029	39,279
Stewart R. Massey (2) (3)	42,000	18,029	60,029
Michael J. Opat (2)	30,000	18,029	48,029

Total	175,750	108,174	283,924

(1)	Represents the dollar amount of the aggregate grant date fair value of an option to purchase 40,000 shares of Common Stock granted in 2018. 100% of the shares of Common Stock underlying the stock options vested and became exercisable on July 13, 2018. The aggregate grant date fair value is the amount the Company expects to expense in its financial statements over the award’s vesting schedule. This amount reflects the Company’s accounting expense and does not correspond to the actual value that will be realized by the director. For stock options, grant date fair value is calculated using the Black-Scholes option pricing model and is based on the value of the option on the grant date, which was $0.45 on July 13, 2018. For information on the valuation assumptions, see Note 9 in the Notes to Consolidated Financial Statements filed with the Annual Report on Form 10-K for year-end 2018.
(2)	As of December 31, 2018, Ms. Forlenza and Messrs. Massey and Opat each held stock options to acquire 30,000 shares of Common Stock that were granted in 2016 and are fully vested.
(3)	As of December 31, 2018, Ms. Forlenza and Mr. Massey each held stock options to acquire (i) 47,066 shares of Common Stock that were granted in 2013 and are fully vested; (ii) 30,000 shares of Common Stock that were granted in 2014 and are fully vested; and (iii) 40,000 shares of Common Stock that were granted in 2015 and are fully vested.

Narrative Disclosure to Director Compensation Table

Each non-employee director is compensated at the rate of $2,500 per month, plus out-of-pocket expenses for each Board of Directors meeting they attend. Employees who are directors receive no compensation for serving on the Board of Directors. The Chair of the Audit Committee receives an additional $833.34 per month, the Chair of the Compensation Committee receives an additional $500 per month and the Lead Independent Director receives an additional $500 per month. Directors do not receive any compensation for serving as a member of a committee of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2019, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of the Company's outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the Company’s named executive officers, and (iv) all named executive officers and directors of the Company as a group. Unless otherwise indicated, each stockholder's address is c/o the Company, 55 Challenger Road, Ridgefield Park, New Jersey 07660.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Directors and Nominees
Jack S. Abuhoff (2)	1,955,962	7.3%
David B. Atkinson (3)	40,000	*
Louise C. Forlenza (4)	215,916	*
Brian E. Kardon (3)	40,000	*
Douglas J. Manoni (3)	40,000	*
Stewart R. Massey (5)	211,566	*
Michael J. Opat (6)	79,700	*

Named Executive Officers (who are not also directors)
Raj Jain	-	-
Ashok Mishra (7)	601,630	2.3%

All Executive Officers and Directors as a Group (9 persons) (8)	3,184,774	11.4%

Known Beneficial Holders of More Than 5% (9)
Luzich Partners LLC and Michael Luzich 5055 West Patrick Lane Suite 104 Las Vegas, NV 89118	3,295,203	12.7%

* Less than 1%.

(1)	Unless otherwise indicated, (i) each person has sole investment and voting power with respect to the shares indicated; and (ii) the shares indicated are currently outstanding shares. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Subject to the foregoing, the percentages are calculated based on 25,952,454 shares outstanding.
(2)	Includes currently exercisable options to purchase 875,767 shares of Common Stock. Excludes 100,000 vested options as the exercise of these options is contingent on a minimum market price of $6.00 per share at the time of exercise.
(3)	Includes currently exercisable options to purchase 40,000 shares of Common Stock.
(4)	Includes indirect ownership of 2,850 shares of Common Stock and currently exercisable options to purchase 187,066 shares of Common Stock.
(5)	Includes indirect ownership of 14,500 shares of Common Stock and currently exercisable options to purchase 187,066 shares of Common Stock.
(6)	Includes currently exercisable options to purchase 70,000 shares of Common Stock.
(7)	Includes currently exercisable options to purchase 567,133 shares of Common Stock.
(8)	Includes currently exercisable options to purchase 2,007,032 shares of Common Stock.
(9)	Based on Schedule 13G/A filed on February 14, 2019 with the SEC. Luzich Partners LLC directly holds 3,295,203 shares of Common Stock. Mr. Luzich is the Managing Partner of Luzich Partners LLC and may be deemed to beneficially own the securities directly held by Luzich Partners LLC. Mr. Luzich and Luzich Partners LLC have shared voting and dispositive power over the shares of Common Stock.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Exchange Act requires the Company’s directors, certain of its officers, and any person owning more than ten percent (10%) of the Company’s securities to file reports of ownership and changes of ownership with the SEC. The Company has procedures in place to assist its directors and officers in preparing and filing these reports on a timely basis. Based solely on a review of the forms filed, upon our records, and upon representations furnished by the Company’s officers and directors that no Form 5s were required, there were no reports required under Section 16(a) of the Exchange Act that were not timely filed during the fiscal year ended December 31, 2018.

PROPOSAL 3. APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION ON AN ADVISORY BASIS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables stockholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers. Accordingly, you will be asked at the Meeting to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, in the Proxy Statement for the Company’s 2019 Annual Meeting of Stockholders.”

The Company’s executive compensation program is designed to attract, motivate and retain individuals with the skills required to formulate and drive the Company’s strategic direction and achieve annual and long-term performance goals necessary to create stockholder value. Consistent with this philosophy, a significant percentage of the total compensation opportunity for each executive officer is based on measurable financial performance of the Company on an annual basis, and on the performance of the Company’s stock on a long-term basis.

The Executive Compensation section of this Proxy Statement as well as the compensation tables and related narrative that follows it provides detailed information on the Company’s executive compensation programs and the compensation of the Company’s named executive officers.

Although this vote is non-binding, the Board of Directors and the Compensation Committee value the opinion of the stockholders and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN
ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE
OFFICERS

PROPOSAL 4. APPROVAL OF THE COMPANY’S RIGHTS AGREEMENT

Background and Reasons for the Rights Agreement

On February 1, 2019, the Board of Directors declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock. The dividend was paid on February 15, 2019 to the stockholders of record as of the close of business on February 15, 2019. The Rights are governed by a Rights Agreement dated as of February 1, 2019 (the "Rights Agreement"), that the Company entered into with American Stock Transfer & Trust Company, LLC, as the Rights Agent.

The Rights Agreement was adopted by the Board of Directors to replace a prior rights plan that expired on January 31, 2019. The Rights Agreement is designed to assist the Board of Directors in protecting the Company and its stockholders from takeover tactics that the Board of Directors considers abusive. The Rights Agreement was not adopted in response to any specific takeover proposal. It was adopted to provide the Board of Directors with time to evaluate and respond to any unsolicited attempts to acquire the Company, to encourage anyone seeking control of the Company or to acquire the Company to negotiate with the Company prior to attempting such action, with the goal of protecting the long-term value of the stockholders’ investment in the Company.

Although stockholder approval or ratification of the Rights Agreement is not required by the Company’s certificate of incorporation and bylaws or applicable law, the Board of Directors has decided to request stockholder approval of the Rights Agreement as a matter of sound corporate governance. The terms of the Rights Agreement incorporate certain recommendations of Institutional Shareholder Services, a provider of corporate governance solutions. If the stockholders do not approve the Rights Agreement, the Rights Agreement, and any rights issued under the Rights Agreement, will expire immediately following the certification of the voting results of the Meeting. If the stockholders approve the Rights Agreement, the Board of Directors can still terminate the Rights Agreement at any time prior to the Distribution Date (as described below). If the Board of Directors does not otherwise terminate the Stockholder Rights Plan, it will expire under its current terms on January 31, 2022.

A summary of certain terms of the Rights Agreement is set forth below under “Description of Right Agreement”. This description is only a summary, is not complete, and is qualified in its entirety by the text of the entire Rights Agreement which is attached to this Proxy Statement as Annex A. If there is a conflict between the summary below and the Rights Agreement, the Rights Agreement will govern.

Description of the Rights Agreement

The Rights

The Board of Directors authorized the issuance of a Right with respect to each outstanding share of Common Stock on February 15, 2019. The Rights will initially trade with, and will be inseparable from, the Common Stock.

Until the Distribution Date described below, the Rights will be evidenced only by certificates that represent shares of Common Stock. New Rights will accompany any new shares of Common Stock that the Company issues after February 15, 2019 until the Distribution Date described below.

Purchase Price

Each Right will allow its holder to purchase from the Company one one-thousandth of a share of Series C Participating Preferred Stock ("Preferred Stock") for $7.00 once the Rights become exercisable. This portion of a share of Preferred Stock will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of Common Stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights as a stockholder of the Company.

Exercisability

The Rights will not be exercisable until:

10 days after the public announcement that a person or group has become an "Acquiring Person" by obtaining beneficial ownership of 20% or more of the Company’s outstanding Common Stock, or, if earlier,

10 business days (or a later date determined by the Board of Directors before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.

The date when the Rights become exercisable is referred to as the "Distribution Date." Until that date, the Common Stock certificates will also evidence the Rights, and any transfer of shares of Common Stock will constitute a transfer of Rights. After that date, the Rights will separate from the Common Stock and be evidenced by Rights certificates that we will mail to all eligible holders of Common Stock.

Any Rights held by an Acquiring Person are void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person

If a person or group becomes an Acquiring Person, all holders of Rights, except the Acquiring Person, may, for a purchase price of $7.00, acquire shares of the Company’s Common Stock having a market value of $14.00 based on the market price of the Common Stock prior to such person or group becoming an Acquiring Person.

If the Company is later acquired in a merger or similar transaction after the Distribution Date, all holders of Rights, except the Acquiring Person, may, for a purchase price of $7.00, purchase shares of the acquiring corporation having a market value of $14.00 based on the market price of the acquiring corporation's stock, prior to such merger.

Preferred Stock Provisions

Each share of Preferred Stock, if issued:

will not be redeemable;

will be junior to any other series of preferred stock we may issue;

will entitle the holder to quarterly dividend payments in an amount equal to 1,000 times the dividend, if any, paid on one share of Common Stock (so that one one-thousandth of a share of Preferred Stock would entitle the holder to receive a quarterly dividend payment that is the same as any dividend paid on one share of Common Stock);

will entitle the holder upon liquidation to receive 1,000 times the payment made on one share of Common Stock (so that one one-thousandth of a share of Preferred Stock would entitle the holder to receive the same payment as is made on one share of Common Stock);

will entitle the holder, if Common Stock is exchanged via merger, consolidation or a similar transaction, to a per share payment equal to 1,000 times the payment made on one share of Common Stock (so that one one-thousandth of a share of Preferred Stock would entitle the holder to receive the same payment as is made on one share of Common Stock); and

will have the same voting power as 1,000 shares of Common Stock (so that one one-thousandth of a share of Preferred Stock would have the same voting rights as one share of Common Stock).

The value of one one-thousandth of a share of Preferred Stock should approximate the value of one share of Common Stock.

Expiration

If the Rights Agreement is approved by the stockholders at the Meeting, the Rights will expire on January 31, 2022 or on any earlier date on which the Company redeems or exchanges them, as discussed below. If stockholders do not approve the Rights Agreement it will expire immediately following certification of the vote at the Meeting.

Redemption

The Board of Directors may redeem the Rights for $0.001 per Right at any time prior to the earlier of (i) the close of business on the tenth calendar day following the Shares Acquisition Date, or (ii) the Final Expiration Date. If the Board of Directors redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.001 per Right, in cash, common stock or other securities, as determined by the Board of Directors.

Exchange

After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding Common Stock of the Company, the Board of Directors may extinguish the Rights by exchanging one share of Common Stock or an equivalent security for each Right (subject to adjustment) other than Rights held by the Acquiring Person.

Qualifying Offer Provision

If the Company receives a “qualifying offer” (that has not been terminated and continues to be a qualifying offer for the period hereinafter described) and the Board of Directors has not redeemed the outstanding Rights, exempted such qualifying offer from the terms of the Rights Agreement or called a special meeting for stockholders to vote on whether to exempt the qualifying offer from the terms of the Rights Agreement within 90 business days following the commencement of such offer, and if, 90 to 120 business days following commencement, the Company receives notice from holders of at least 10% of the Company’s outstanding shares of Common Stock (excluding shares beneficially owned by the offeror and its affiliates and associates) requesting a special meeting of the Company’s stockholders to vote on a resolution to exempt the qualifying offer, then the Board of Directors must call and hold such a special meeting by the 90th business day following receipt of the stockholder notice (the “Outside Meeting Date”).

If prior to holding a vote on the qualifying offer, the Company enters into an agreement conditioned on the approval by holders of a majority of the Company’s outstanding shares of Common Stock with respect to a share exchange, merger, consolidation, recapitalization, reorganization, business combination or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company’s consolidated total assets or earning power, the Outside Meeting Date may be extended by the Board of Directors so that stockholders vote on whether to exempt the qualifying offer at the same time as they vote on such agreement.

If the Board of Directors does not hold a special meeting by the Outside Meeting Date to vote on the exemption of the qualifying offer, the qualifying offer will be deemed exempt from the Rights Agreement 10 business days after the Outside Meeting Date. If the Board of Directors does hold a special meeting and stockholders vote at such meeting in favor of exempting the qualifying offer, the qualifying offer will be deemed exempt from the Rights Agreement 10 business days after the votes are certified as official by the inspector of elections.

A “qualifying offer,” in summary terms, is an offer determined by the Board of Directors to have the following characteristics:

a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for all of the Company’s outstanding shares of Common Stock at the same per share consideration;

an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

an offer that, within 20 business days after commencement (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the holders of the Company’s Common Stock is either inadequate or unfair;

an offer whose per share offer price and consideration (x) is not less than $9.00, subject to adjustment as provided in the Rights Agreement, and (y) also represent a reasonable premium over the highest reported market price of the common stock in the 24 months immediately preceding the date on which the offer is commenced; provided that to the extent that an offer includes common stock of the offeror, such per share offer price with respect to such common stock of the offeror will be determined for purposes of the foregoing provision using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the date on which the qualifying offer is commenced;

an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that the offer will remain open for at least 120 business days and, if a special meeting is duly requested, for at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the special meeting request (subject to extension in certain circumstances), for at least 10 business days following such period;

an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Company’s Common Stock not held by the offeror (and its affiliates and associates) being tendered and not withdrawn as of the offer’s expiration date;

an offer that is subject only to the minimum tender condition described in the preceding clause and other customary terms and conditions, which conditions shall not include any due diligence, financing, funding or similar conditions;

an offer pursuant to which, subject to certain exceptions, the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above, the offer, if it is otherwise to expire prior thereto, will be extended for at least 20 business days after any increase in the consideration being offered or after any bona fide alternative offer is commenced;

an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all of the Company’s shares of Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;

an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (a) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer, (b) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open and (c) all reports required under the Exchange Act will be filed by the offeror in a timely manner during such period; and

if the offer includes the offeror’s common stock as all or part of the offered consideration, (A) the non-cash portion of the consideration offered must consist solely of common stock of the offeror, which must be a publicly-owned U.S. corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the New York Stock Exchange or The NASDAQ Stock Market LLC, (C) no stockholder approval of the issuer of such common stock may be required to issue such common stock, or, if such approval may be required, such approval must have already been obtained, and (D) there must be no beneficial owner of 20% or more of the offeror’s common stock outstanding at the time of commencement or at any time during the term of the offer.

Anti-Dilution Provisions

The Rights will have the benefit of certain customary anti-dilution provisions.

Amendments

The terms of the Rights Agreement may be amended by the Board of Directors without the consent of the holders of the Rights. However, after a person or group becomes an Acquiring Person, the Board of Directors may not amend the Rights Agreement in a way that adversely affects holders of the Rights.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
RIGHTS AGREEMENT

VOTE REQUIRED

Election of Directors. If a quorum is present or represented by proxy at the Meeting, directors will be elected at the meeting by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors (i.e., the seven nominees receiving the greatest number of votes “for” their election will be elected as directors). “Withheld” votes, and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the nominees, but will be counted in determining whether there is a quorum for the Meeting.

Ratification of the Appointment of Independent Auditors. If a quorum is present or represented by proxy at the Meeting, the appointment of CohnReznick LLP as independent auditors requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on the matter, meaning that the votes cast by the stockholders “for” the approval of the proposal must exceed the number of votes cast “against” the approval of the proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be considered as votes cast "for" or "against" this proposal, and will therefore have no effect on the outcome of the vote.

Approval of the Company’s Executive Compensation on an Advisory Basis. If a quorum is present or represented by proxy at the Meeting, the compensation of the named executive officers will be approved, on an advisory basis, if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on the matter, meaning that the votes cast by the stockholders “for” the approval of the proposal must exceed the number of votes cast “against” the approval of the proposal. Abstentions will have the same effect as a vote against such approval, whereas broker non-votes will have no effect on the vote for this proposal.

Approval of the Company’s Rights Agreement. If a quorum is present or represented by proxy at the Meeting, the approval of the Company’s Rights Agreement requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on the matter, meaning that the votes cast by the stockholders “for” the approval of the proposal must exceed the number of votes cast “against” the approval of the proposal. Abstentions will have the same effect as a vote against such approval, whereas broker non-votes will have no effect on the vote for this proposal.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Our Audit Committee is responsible for reviewing and approving all material transactions with any related party on a continuing basis. Related parties can include any of our directors, nominees for director, officers, holders of 5% or more of our capital stock and their immediate family members. We may not enter into a related person transaction unless our Audit Committee has reviewed and approved such transaction. We believe the transactions set forth below were executed on terms no less favorable to us than we could have obtained from unaffiliated third parties.

See “Executive Compensation” and “Director Compensation for 2018” above for a discussion of director compensation, executive compensation and our named executive officers’ employment agreements. There have been no other transactions since January 1, 2017, to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

EXPENSE OF SOLICITATION

The cost of soliciting Proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit Proxies personally, by telephone, facsimile or electronic communication. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, multiple stockholders who share the same last name and address will receive only one envelope containing the Notice for all stockholders having that address. The Notice will include the stockholder’s unique control number needed to vote his or her shares. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt out of householding and continue to receive multiple copies of the Proxy materials (including a separate proxy card for each stockholder at the same address) or Notice at the same address, please notify us in writing or by telephone at: Innodata Inc. Investor Relations, 55 Challenger Road, Ridgefield Park, New Jersey 07660, (201) 371-8000 and we will promptly respond to your request by delivering the requested materials. You also may request additional copies of the Proxy materials or Notice by notifying us in writing or by telephone at the same address or telephone number. Additionally, stockholders receiving multiple copies of the Notice or proxy materials may likewise request that we deliver single copies of the or proxy materials in the future.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Notice Required to Include Proposals in Our Proxy Statement

We will review for inclusion in next year's proxy statement stockholder proposals received by January 5, 2020. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement. Proposals should be sent to Innodata Inc., 55 Challenger Road, Ridgefield Park, New Jersey 07660, Attention: Corporate Secretary.

Notice Required to Bring Business Before an Annual Meeting

Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election as director or to bring other business before an annual meeting. Under these procedures, a stockholder who proposes to nominate a candidate for director or propose other business at the 2020 annual meeting of stockholders, must give us written notice of such nomination or proposal not less than 60 days and not more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, then not later than the 15th day following the earlier of (i) the date such notice was mailed; or (ii) the day such public disclosure was made). Such notice must provide certain information as specified in our by-laws and must be received at our principal executive offices by the deadline specified above.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the SEC, including the financial statements included therein but excluding exhibits, is included with these proxy materials and is also available without charge on our website (https://innodata.com/) or upon written request to us at the below address. The exhibits to the Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction by written request addressed to Investor Relations, Innodata Inc., 55 Challenger Road, Ridgefield Park, New Jersey 07660.

OTHER MATTERS

The Company knows of no items of business that are expected to be presented for consideration at the Meeting which are not enumerated herein. However, if other matters properly come before the Meeting, it is intended that the person named in the accompanying Proxy will vote thereon in accordance with his best judgment.

TO VOTE YOUR SHARES, PLEASE FOLLOW THE INSTRUCTIONS IN THE NOTICE OR THE PROXY CARD YOU RECEIVED IN THE MAIL. IF YOU VOTE VIA THE INTERNET, YOU NEED NOT RETURN A PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Ridgefield Park, New Jersey	By Order of the Board of Directors
April [ ], 2019
/s/ Amy R. Agress

Amy R. Agress
Senior Vice President, General Counsel and Secretary

Annex A

Innodata Inc.

and

American Stock Transfer & Trust Company, LLC, as Rights Agent

dated as of February 1, 2019

ii

iii

RIGHTS AGREEMENT dated as of February 1, 2019 (the "Agreement"), between Innodata Inc., a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability trust company (the "Rights Agent").

Preamble

On February 1, 2019 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company (the "Board") authorized and declared a dividend distribution of one preferred share purchase right (a "Right") for each share of common stock, par value $0.01 per share, of the Company (the "Common Stock") outstanding at the Close of Business on February 15, 2019 (the "Record Date"), and has authorized the issuance of one Right (as such number may be hereinafter adjusted pursuant to the terms hereof) with respect to each additional share of Common Stock that shall become outstanding between the Record Date and the earliest of Close of Business on the Distribution Date, the Redemption Date and Close of Business on the Final Expiration Date, each Right representing the right to purchase one one-thousandth of a Preferred Share (as hereinafter defined), or such different amount and/or kind of securities as shall be hereinafter provided.

The parties wish to enter into this Agreement in order to set forth the terms of the Rights. Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1              Definitions. For purposes of this Agreement, the following terms have the following meanings:

(a)                 "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan; provided, however, that the foregoing definition shall be subject to the following qualifications:

(i)             no Person shall become an "Acquiring Person" as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Stock of the Company constituting 1% or more of the Common Stock outstanding as of the Close of Business on the date that such Person first becomes the Beneficial Owner of 20% or more of the Common Stock of the Company, then such Person shall be deemed to be an "Acquiring Person"; and

(ii)            if the Board determines in good faith that a Person who would otherwise be an "Acquiring Person" became such inadvertently (including, without limitation, because (x) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (y) such Person was aware of the extent of its Beneficial ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial ownership under this Agreement) and without any intention of changing or influencing control of the company, and if such person as promptly as practicable divested or divests itself of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person," then such Person shall not be deemed to be or to have become an "Acquiring Person" for any purposes of this Agreement.

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(b)              "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement .

(c)              A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

(i)          which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or ex-change offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights;

(ii)         which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has "beneficial ownership" of or has the right to vote or dispose of (in each case as determined pursuant to Rule 13d-3 of the Exchange Act Regulations), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii)        which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (c)) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities that such Person acquires, or has the right to acquire, pursuant to customary agreements with the Company and/or between underwriters and selling group members with respect to a bona fide public offering of securities. Notwithstanding anything in the definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder; or

(iv)         that are the subject of a derivative transaction entered into by such Person or any of such Person’s Affiliates or Associates, including, for these purposes, any derivative security acquired by such Person or any of such Person’s Affiliates or Associates that gives such Person or any of such Person’s Affiliates or Associates the economic equivalent of ownership of an amount of securities due to the fact that the value of the derivative security is explicitly determined by reference to the price or value of such securities, or that provides such Person or any of such Person’s Affiliates or Associates an opportunity, directly or indirectly, to profit or to share in any profit derived from any change in the value of such securities, in any case without regard to whether (A) such derivative security conveys any voting rights in such securities to such Person or any of such Person’s Affiliates or Associates; (B) the derivative security is required to be, or capable of being, settled through delivery of such securities; or (C) such Person or any of such Person’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of such derivative security. In determining the number of Common Stock that are Beneficially Owned by virtue of the operation of this Section 1(c)(iv), the subject Person will be deemed to Beneficially Own (without duplication) the notional or other number of Common Stock that, pursuant to the documentation evidencing the derivative security, may be acquired upon the exercise or settlement of the applicable security or as the basis upon which the value or settlement amount of such security, or the opportunity of the holder of such derivative security to profit or share in any profit, is to be calculated, in whole or in part, and in any case (or if no such number of Common Stock is specified in such documentation or otherwise) as determined by the Board in good faith to be the number of Common Stock to which the derivative security relates.

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(d)              "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(e)               "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(f)               "Common Stock" when used with reference to the Company shall mean the shares of common stock, par value $0.01 per share, of the Company.

(g)              "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(h)              "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

(i)                "Company" shall have the meaning set forth in the introductory paragraph to this Agreement.

(j)                “Current per Share Market Price” and "current per share market price" shall have the meaning set forth in Section 11(d)(i) hereof.

(k)               "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

(l)                "Definitive Acquisition Agreement" shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding Common Stock of the Company and is with respect to (i) a share exchange, merger, consolidation, recapitalization, reorganization, business combination or similar transaction involving the Company or (ii) the acquisition, directly or indirectly, of assets or earning power aggregating 50% or more of the consolidated assets or earning power of the Company and its Subsidiaries (taken as a whole).

(m)              "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

(n)              "Equivalent Preferred Shares" shall have the meaning set forth in Section 11(b) hereof.

(o)              "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(p)              "Exchange Act Regulations" shall mean the General Rules and Regulations under the Exchange Act.

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(q)              "Expiration Date" shall mean the Close of Business on January 31, 2022.

(r)               "Final Expiration Date" shall mean the earlier to occur of (A) the Close of Business on the day following the certification of the voting results of the Company’s 2019 annual meeting of stockholders, if at such stockholder meeting there was no proposal to approve the Rights Agreement or if a proposal to approve the Rights Agreement did not receive the affirmative vote of the holders of a majority of the Company’s Common Stock present in person or represented by proxy, entitled to vote and actually voted on such proposal and (B) the Expiration Date.

(s)               "Person" shall mean any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

(t)               "Preferred Shares" shall mean shares of Series C Participating Preferred Stock, par value $0.01 per share, of the Company having such rights and preferences upon adoption as are set forth in Certificate of Designation filed with the Secretary of State of Delaware on December 30, 2002 and set forth as Exhibit A hereto.

(u)              "Purchase Price" shall have the meaning set forth in Section 7(b) hereof.

(v)              “Qualifying Offer” shall mean an offer determined by the Board of Directors of the Company to have each of the following characteristics:

(i)         a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for all of the outstanding Common Stock of the Company at the same per share consideration;

(ii)        an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii)       an offer that, within twenty (20) Business Days after commencement (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the Common Stock of the Company is either inadequate or unfair;

(iv)       an offer whose per share offer price and consideration (x) is not less than $9.00, subject to adjustment as provided in this Agreement, and (y) also represent a reasonable premium over the highest reported market price of the Common Stock of the Company in the immediately preceding 24 months prior to the date on which the offer is commenced; provided that to the extent that an offer includes common stock of the offeror, such per share offer price with respect to such common stock of the offeror will be determined for purposes of the foregoing provision using the lowest reported market price for common stock of the offeror during the five Trading Days immediately preceding and the five Trading Days immediately following the date on which the Qualifying Offer is commenced;

(v)        an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least one hundred twenty (120) Business Days and, if a Special Meeting is duly requested in accordance with Section 23(b), for at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within the Special Meeting Period, for at least ten (10) Business Days following the last day of such Special Meeting Period;

(vi)      an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Stock of the Company not held by the offeror (and such Person’s Affiliates and Associates) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

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(vii)     an offer that is subject only to the minimum tender condition described in Section 1(v)(vi) and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company;

(viii)    an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above in Section 1(v)(v), the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty (20) Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced; provided, however, that such offer need not remain open, as a result of Section 1(v)(v) and this Section 1(v)(viii), beyond (A) the time that any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such Section 1(v)(v) and this Section 1(v)(viii), (B) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 under the Exchange Act, of any other tender offer for the Common Stock of the Company with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of the Common Stock of the Company thereunder (unless such other offer is terminated prior to its expiration without any of the Common Stock of the Company having been purchased thereunder) or (C) one (1) Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of election;

(ix)      an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all of the Common Stock of the Company not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(x)        an offer pursuant to which the Company and its stockholders have received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;

(xi)       an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period;

(xii)      if the offer includes shares of common stock of the offeror, (A) the non-cash portion of the consideration offered must consist solely of common stock of an offeror that is a publicly-owned United States corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the New York Stock Exchange or The NASDAQ Stock Market LLC ("Nasdaq"), (C) no stockholder approval of the issuer of such common stock may be required to issue such common stock, or, if such approval may be required, such approval must have already been obtained, (D) there must be no Person (including such Person’s Affiliates and Associates) that Beneficially Owns 20% or more of the shares of common stock of the offeror then outstanding at the time of commencement of the offer or at any time during the term of the offer, (E) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act of 1933, as amended, including the filing of all required Exchange Act reports in a timely manner during the twelve (12) calendar months prior to the date of commencement of such offer; and

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(xiii)     if the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company (including a nationally-recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) to have access to such offeror’s books, records, management, accountants, financial advisors, counsel and any other appropriate outside advisors for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board to evaluate the offer and make an informed decision and, if requested by the Board, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board with respect to whether the consideration being offered to the stockholders of the Company is fair from a financial point of view and (B) within ten (10) Business Days after such representatives of the Company (including a nationally-recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that it has completed such due diligence review to its satisfaction (or, following completion of such due diligence review, within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not, after the expiration of such ten (10) Business Day period, render an opinion to the Board that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have an adverse effect on the value of the common stock of the offeror.

For purposes of this definition, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, binding written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, which conditions shall not include any requirements with respect to such financial institutions or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(b) shall no longer be applicable to such offer.

(w)         “Qualifying Offer Resolution” shall have the meaning set forth in Section 23(b).

(x)           "Record Date" shall have the meaning set forth in the Preamble to this Agreement.

(y)          "Redemption Date" shall have the meaning set forth in Section 23(c) hereof.

(z)          "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

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(aa)        "Right" shall have the meaning set forth in the Preamble to this Agreement.

(bb)        "Right Certificate" shall mean a certificate evidencing a Right in substantially the form of Exhibit B hereto.

(cc)        "Rights Agent" shall have the meaning set forth in the introductory paragraph to this Agreement.

(dd)        "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

(ee)         "Shares Acquisition Date" shall mean the earlier of the date of (i) the public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or (ii) the public disclosure of facts by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

(ff)         "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

(gg)       "Subsidiary" of any Person shall mean any Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(hh)        "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

(ii)          "Summary of Rights" shall mean the Summary of Rights to Purchase Preferred Shares in substantially the form of Exhibit C hereto.

(jj)          "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

(kk)        "Voting Stock," as of the date of any determination, shall mean the shares of Common Stock then outstanding and any other shares of capital stock of the Company then outstanding which are entitled to vote upon matters submitted to the stockholders of the Company for a vote.

Section 2              Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agent shall be as the Company shall determine. Contemporaneously with such appointment, if any, the Company shall notify the Rights Agent thereof. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

Section 3              Issue of Right Certificates.

(a)              Until the earlier of (i) the Close of Business on the tenth calendar day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than any of the Persons referred to in the preceding parenthetical) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (such date being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one Right for each share of Common Stock so held. From and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

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(b)              On the Record Date, or as soon as practicable thereafter, the Company will send a copy of the Summary of Rights by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock outstanding as of the Record Date, until the Close of Business on the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights. Until the Close of Business on the Distribution Date (or, if earlier the Redemption Date or the Close of Business on the Final Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock evidenced thereby.

(c)              Certificates for Common Stock which become outstanding (including, without limitation, reacquired Common Stock referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Close of Business on the Distribution Date, the Redemption Date or the Close of Business on the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Innodata Inc. and American Stock Transfer & Trust Company, LLC, dated as of February 1, 2019 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Innodata Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Innodata Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights that are or were acquired or beneficially owned by Acquiring Persons (as defined in the Rights Agreement) may become null and void.

With respect to such certificates containing the foregoing legend, until the Close of Business on the Distribution Date, the Rights associated with the Common Stock represented by certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Close of Business on the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

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Notwithstanding this Section 3, neither the omission of the legend required hereby, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4               Form of Right Certificates.

The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed, or to conform to usage. Subject to the other provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the number of one one-thousandths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

Section 5               Countersignature and Registration.

(a)               The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents, or its Chief Financial Officer, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned, either manually or by facsimile. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)               Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration of the transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced by each of the Right Certificates and the date of each of the Right Certificates.

Section 6               Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)               Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and prior to the earlier of the Redemption Date or the Close of Business on the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient for any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

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(b)          Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7              Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)              The registered holder of any Right Certificate (other than a holder whose Rights have become void pursuant to Section 11(a)(ii) hereof or have been redeemed pursuant to Section 23 hereof) may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date and prior to the Final Expiration Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at its principal office, together with payment of the Purchase Price for each one one-thousandth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, or (iv) the time at which the Rights expire in connection with the consummation of a Qualifying Offer as provided in Section 23 hereof.

(b)              The purchase price for each one one-thousandth of a Preferred Share to be purchased upon the exercise of a Right shall initially be seven Dollars ($7.00) (the "Purchase Price"), shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c)              Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate duly executed, accompanied by payment of the Purchase Price for the number of one one-thousandths of a Preferred Share to be purchased, and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) requisition from any transfer agent of the Preferred Shares certificates for the number of one one-thousandths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional Preferred Shares in accordance with Section 14 hereof, (iii) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.

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(d)              In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such registered holder's duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)              Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (and/or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8              Cancellation and Destruction of Right Certificates.

All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9              Status and Availability of Preferred Shares.

(a)              The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable shares.

(b)              The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

(c)              The Company shall use its best efforts to (i) file, as soon as practicable following the first occurrence of a Section 11(a)(ii) Trigger Date, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable, and (B) the Final Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date on which it first becomes obligated to file a registration statement as described above, the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

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(d)              The Company covenants and agrees that it will use its best efforts to cause to be reserved and kept available, out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock (or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

Section 10            Preferred Shares Record Date.

Each person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11            Adjustment of Purchase Price, Number of Shares or Number of Rights.

The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i)           In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior, to any adjustment required pursuant to Section 11(a)(ii).

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(ii)          Subject to Section 23 and Section 24, and further subject to the following paragraph of this subparagraph (ii), in the event any Person shall become an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company's Common Stock (determined pursuant to Section 11(d) hereof) on the date such Person became an Acquiring Person. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights.

From and after the occurrence of such an event, any Rights that are or were beneficially owned or acquired by such Acquiring Person (or any Associate or Affiliate of such Acquiring Person) on or after the earlier of (x) the date of such event and (y) the Distribution Date shall be void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof shall be canceled.

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(iii)       In the event that the number of shares of Common Stock which are authorized by the Company's certificate of incorporation and not outstanding or subscribed for, or reserved or otherwise committed for issuance for purposes other than upon exercise of the Rights, are not sufficient to permit the holder of each Right to purchase the number of shares of Common Stock to which he would be entitled upon the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of paragraph (a) of this Section 11, or should the Board of Directors so elect, the Company shall: (A) determine the excess of (1) the value of the Common Stock issuable upon the exercise of a Right (calculated as provided in the last sentence of this subparagraph (iii)) pursuant to Section 11(a)(ii) hereof (the "Current Value") over (2) the aggregate Purchase Price that would be payable upon full exercise of a Right (such excess, the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for such Common Stock, upon payment of the applicable Purchase Price, any one or more of the following having an aggregate value determined by the Board of Directors to be equal to the Current Value: (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Company has determined to have the same value as shares of Common Stock (such shares of preferred stock, "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets , or any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of an investment banking firm selected by the Board of Directors of the Company; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of an event triggering the rights to purchase Common Stock described in Section 11(a)(ii) (the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to the last paragraph of Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall make a public announcement, and shall deliver to the Rights Agent a statement, stating that the exercisability of the Rights has been temporarily suspended. At such time as the suspension is no longer in effect, the Company shall make another public announcement, and deliver to the Rights Agent a statement so stating. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i) hereof) of the Common Stock on the Section 11(a)(ii) Trigger Date and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock on such date.

(b)              In the event that the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("Equivalent Preferred Shares")) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(c)               In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)

(i)           For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted by the Board of Directors to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if the Security is not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last sale price or, if such last sale price is not reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Security, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business, or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

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(ii)          For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by 1,000. If neither the shares of Common Stock nor the Preferred Shares are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

(e)              No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

(f)               If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, the number of such other shares so receivable upon exercise of any Right shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a), (b),(c), (h), (i), (j), (k), (l), (m) and (n) and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g)              All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)              Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one ten-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

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(i)               The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been distributed, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been distributed, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)                   Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

(k)                  Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares at such adjusted Purchase Price.

(l)                   In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)                 Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) combination or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the current market price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares or (v) issuance of any rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

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(n)                  In the event that the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in Common Stock shares, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock (by reverse stock split or otherwise) into a smaller number of Common Stock shares, or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event: (1) each share of Common Stock (or shares of capital stock issued in such reclassification of the Common Stock) outstanding immediately following such time shall have associated with it the number of Rights as were associated with one share of Common Stock immediately prior to the occurrence of the event described in clauses (A)-(D) above; (2) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Purchase Price thereafter shall equal the result obtained by multiplying the Purchase Price in effect immediately prior to such time by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the event described in clauses (A)-(D) above, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such event; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Right; and (3) the number of one one-thousandth of a Preferred Share (or shares of such other capital stock) issuable upon the exercise of each Right outstanding after such event shall equal the number of one one-thousandth of a Preferred Share (or shares of such other capital stock) as were issuable with respect to one Right immediately prior to such event. Each share of Common Stock that shall become outstanding after an adjustment has been made pursuant to this Section 11(n) shall have associated with it the number of Rights, exercisable at the Purchase Price and for the number of one one-thousandth of a Preferred Share (or shares of such other capital stock) as one share of Common Stock has associated with it immediately following the adjustment made pursuant to this Section 11(n). If an event occurs which would require an adjustment under both this Section 11(n) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(n) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

Section 12            Certificate of Adjustment.

Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. Notwithstanding the foregoing sentence, the failure by the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

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Section 13            Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

In the event that, at any time after a Person becomes an Acquiring Person, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person, (ii) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of shares of Common Stock of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Common Stock of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (B) the issuer of such Common Stock shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such issuer; and (D) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Stock thereafter deliverable upon the exercise of the Rights. The Company covenants and agrees that it shall not consummate any such consolidation merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. For purposes hereof, the "earning power" of the Company and its Subsidiaries shall be determined in good faith by the Company's Board of Directors on the basis of the operating earnings of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any Subsidiary during three full fiscal years preceding such date, during the period such business was operated by the Company or any Subsidiary).

Section 14            Fractional Rights and Fractional Shares.

(a)              The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for such Trading Day shall be determined in accordance with the method set forth in Section 11(d)(i).

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(b)              The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depository receipts, pursuant to an appropriate agreement between the Company and a depository selected by it; provided, that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depository receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to each registered holder of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share as the fraction of one Preferred Share that such holder would otherwise receive upon the exercise of the aggregate number of rights exercised by such holder. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise

(c)                  The holder of a Right by the acceptance of the Right expressly waives any right to receive fractional Rights or fractional shares upon exercise of a Right (except as provided above).

Section 15      Rights of Action.

All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock) may, without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16      Agreement of Right Holders.

Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)                  prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

(b)                 after the Distribution Date, the Right Certificates are transferable only on the registry books maintained by the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer with a completed form of certification; and

(c)                  the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

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Section 17            Right Certificate Holder Not Deemed a Stockholder.

No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18            Concerning the Rights Agent.

(a)              The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim or liability in connection therewith.

(b)              The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Preferred Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19            Merger or Consolidation or Change of Name of Rights Agent.

(a)              Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

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(b)              In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20            Duties of Rights Agent.

The Rights Agent undertakes the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform those duties and obligations upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)              The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)              Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, but not limited to, the identity of any Acquiring Person, the determination of the current market price of any security and the existence of a Qualifying Offer) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)              The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d)              The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)              The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

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(f)               The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)              The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, a Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h)              The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)               The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

Section 21            Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company and to each transfer agent of the Common Stock and the Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stockholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 22            Issuance of New Right Certificates.

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement or upon the exercise, conversion or exchange of securities of the Company currently outstanding or issued at any time in the future by the Company and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued and this sentence shall be null and void ab initio if, and to the extent that, such issuance or this sentence would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options' or employee plans' or arrangements' failing to qualify for otherwise available special tax treatment and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23            Redemption.

(a)             The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth calendar date following the Shares Acquisition Date, or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish.

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(b)              In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders by the end of the ninetieth (90th) Business Day following the commencement (or, if later, the first existence) of such Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the outstanding Common Stock of the Company (excluding Common Stock Beneficially Owned by the offeror and the offeror’s Affiliates and Associates) may submit to the Board, not earlier than ninety (90) Business Days nor later than one hundred twenty (120) Business Days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand complying with the terms of this Section 23(b) (the “Special Meeting Demand”) directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution exempting such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”). For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the ninetieth (90th) Business Day following commencement (or, if later, the first existence) of a Qualifying Offer. The Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of stockholders at a Special Meeting to be convened within ninety (90) Business Days following the Special Meeting Demand (the “Special Meeting Period”); provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended by the Board (and any special meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. A Special Meeting Demand must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record making the request (x) the names and addresses of such stockholders, as they appear on the Company’s books and records, (y) the number of the Common Stock of the Company which are owned of record by each of such stockholders, and (z) in the case of the Common Stock of the Company that are Beneficially Owned by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such Beneficial Owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. In the event that the Qualifying Offer continues to be a Qualifying Offer and either (i) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”), or (ii) if, at the Special Meeting at which a quorum is present, a majority of the outstanding Common Stock of the Company as of the record date for the Special Meeting selected by the Board shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth (10th) Business Day after (A) the Outside Meeting Date or (B) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”). Notwithstanding anything herein to the contrary, no action or vote, including action by written consent, by stockholders not in compliance with the provisions of this Section 23(b) shall serve to exempt any offer from the terms of this Agreement. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Exemption Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Exemption Date has not occurred.

(c)                  Immediately upon the time of the effectiveness of the redemption of the Rights pursuant to paragraph (a) of this Section 23 or such earlier time as may be determined by the Board of Directors of the Company in the action ordering such redemption (although not earlier than the time of such action) (such time the "Redemption Date"), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after such action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. If the payment of the Redemption Price is not included with such notice, each such notice shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, other than in connection with the purchase of Common Stock.

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(d)                  Immediately upon the Close of Business on the Exemption Date, if any, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate.

Section 24             Exchange.

(a)                  The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Stock at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock of the Company then outstanding.

(b)              Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Stock of the Company equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected, and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)              In the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Stock, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

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(d)              The Company shall not be required to issue fractions of Common Stock or to distribute certificates which evidence fractional Common Stock. In lieu of such fractional Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25            Notice of Certain Events.

(a)              In case the Company shall after the Distribution Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock payable in shares of Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Shares, whichever shall be the earlier.

(b)              In case any event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

Section 26            Notices.

(a)              Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

30

Innodata Inc.

55 Challenger Road

Ridgefield Park, NJ 07660

Attention: Office of the General Counsel

Copy to:

Folger Law Firm PLLC

Attention: Jeffrey S. Folger, Esq.

151 W. 46th Street, 4th floor

New York, NY 10036-8512

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: Relationship Manager

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27        Supplements and Amendments.

The Company may from time to time, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any change to or delete any provision hereof or to adopt any other provisions with respect to the Rights which the Company may deem necessary or desirable; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates). Any supplement or amendment authorized by this Section 27 will be evidenced by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment.

Section 28       Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29       Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any person or entity other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

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Section 30            Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 31            Governing Law.

This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 32            Counterparts.

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 33            Descriptive Headings.

Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 34            Administration.

The Board of Directors of the Company shall have the exclusive power and authority to administer and interpret the provisions of this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement. All such actions, calculations, determinations and interpretations which are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and shall not subject the Board of Directors to any liability to the holders of the Rights.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Innodata Inc.

By:	/s/Amy R. Agress
Name: Amy R. Agress
Title: SVP, General Counsel and Secretary

American Stock Transfer & Trust Company, LLC

By:	/s/ Michael A. Nespoli
Name: Michael A. Nespoli
Title: Executive Director

32

EXHIBIT A

CERTIFICATE OF DESIGNATION OF

SERIES C PARTICIPATING PREFERRED STOCK

OF

INNODATA INC.

————————————

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

————————————

Innodata Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in its Restated Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company duly approved and adopted the following resolution, which resolution remains in full force and effect on the date hereof:

RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation, the Board of Directors does hereby designate, create, authorize and provide for the issue of a series of preferred stock having a par value of $0.01 per share, which shall be designated as Series C Participating Preferred Stock (the "Series C Preferred Stock"), consisting of 100,000 shares having the following voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions:

1.          Designation and Amount. There is hereby created a series of the Preferred Stock of the Corporation. The shares of this series shall be designated as "Series C Participating Preferred Stock" (the "Series C Preferred Stock"). The number of shares constituting the Series C Preferred Stock shall be One Hundred Thousand (100,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series C Preferred Stock.

2.          Proportional Adjustment. In the event that the Corporation shall at any time after the issuance of any share or shares of Series C Preferred Stock (i) declare any dividend on Common Stock of the Corporation ("Common Stock") payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series C Preferred Stock.

3.          Dividends and Distributions.

3.1.  Subject to the rights of the holders of any shares of any series of Preferred Stock (or any other stock) ranking prior and superior to the Series C Preferred Stock with respect to dividends, the holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), equal to 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock.

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3.2.  The Corporation shall declare a dividend or distribution on the Series C Preferred Stock as provided in subsection 3.1 above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

3.3.  Dividends due pursuant to subsection 3.1 shall begin to accrue on outstanding shares of Series C Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series C Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of the first issuance of any share or fraction of a share of Series C Preferred, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

4.     Voting Rights. The holders of shares of Series C Preferred Stock shall have the following voting rights:

4.1.  Each share of Series C Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation.

4.2.  Except as otherwise provided herein or by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

4.3.  Except as required by law, the holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent that they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

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5.          Certain Restrictions.

5.1.  The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series C Preferred Stock unless concurrently therewith it shall declare a dividend on the Series C Preferred Stock as required by Section 3 hereof.

5.2.  Whenever quarterly dividends or other dividends or distributions payable on the Series C Preferred Stock as provided in Section 3 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock;

(ii) declare or pay dividends on, or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except dividends paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock;

(iv) purchase or otherwise acquire for consideration any shares of Series C Preferred Stock, or any shares of stock ranking on a parity with the Series C Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

5.3.  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection 5.2, purchase or otherwise acquire such shares at such time and in such manner.

6.          Reacquired Shares. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein and in the Certificate of Incorporation, as then amended.

7.          Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, the holders of shares of Series C Preferred Stock shall be entitled to receive an aggregate amount per share equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends on such shares of Series Preferred Stock.

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8.          Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series C Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

9.           No Redemption. The shares of Series C Preferred Stock shall not be redeemable.

10.         Ranking. The Series C Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

11.         Amendment. The Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series C Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred Stock, voting separately as a series.

12.         Fractional Shares. Series C Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Preferred Stock.

       In Witness Whereof, the undersigned has executed this Certificate as of December 30, 2002.

Innodata Corporation

By:	/s/ Jack Abuhoff
Name:	Jack Abuhoff
Title:	Chief Executive Officer and President

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EXHIBIT B

Form of Right Certificate

Certificate No. R- _______	Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT) OR EARLIER IF REDEMPTION, EXCHANGE OR TERMINATION OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE OR TERMINATION ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

Right Certificate

Innodata Inc.

This certifies that _______________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of February 1, 2019 (the "Rights Agreement"), between Innodata Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, LLC (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York time, on January 31, 2022 (or earlier under certain circumstances set forth in the Rights Agreement), at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series C Participating Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a purchase price of $7.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the certification and the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of February 1, 2019, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

From and after the occurrence of an event described in Section 11(a)(ii) of the Rights Agreement, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (x) the date of such event and (y) the Distribution Date (as such term is defined in the Rights Agreement) beneficially owned or acquired by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

B-1

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent. This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, at the Company's option, the Rights evidenced by this Certificate may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company’s Common Stock, par value $0.01 per share. Also subject to the provisions of the Rights Agreement, if the Company receives a Qualifying Offer (as defined in the Rights Agreement, which includes certain all-cash fully financed tender offers or exchange offers offering shares of the offeror’s common stock, or a combination thereof, for all of the outstanding shares of the Company’s common stock), holders of 10% of the Company’s outstanding shares of common stock (excluding shares held by the offeror and its Affiliates and Associates (in each case, as defined in the Rights Agreement) may direct the board of directors of the Company to call a special meeting of stockholders to consider a resolution exempting such Qualifying Offer from the provisions of the Rights Agreement.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

B-2

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of:

Attest:

By:	Innodata Inc.
Name:	By:
Name:
Title:
Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By:
Name:
Title:

B-3

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto

__________________________________________

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________, Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________ __, ____

Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

CERTIFICATION

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not, and to the knowledge of the undersigned have never been, beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate- continued

B-4

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Right Certificate.)

To: Innodata Inc.

The undersigned hereby irrevocably elects to exercise ________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

_______________________________________________________________

(Please insert social security or other identifying number)

_______________________________________________________________________ (Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

_______________________________________________________________

(Please insert social security or other identifying number)

_______________________________________________________________________ (Please print name and address)

Dated: _____________ ___,

Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

CERTIFICATION

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not, and to the knowledge of the undersigned have never been, beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

NOTICE

The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

B-5

EXHIBIT C

Summary of Rights to Purchase Preferred Stock

Introduction

On February 1, 2019, the Board of Directors of our Company, Innodata Inc., a Delaware corporation, declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share. The dividend is payable on February 15, 2019 to the stockholders of record as of the Close of Business on February 15, 2019. The Rights are governed by a Rights Agreement dated as of February 1, 2019 (the "Rights Agreement"), that we entered into with American Stock Transfer & Trust Company, LLC, as the Rights Agent.

Our Board has adopted this Rights Agreement to protect stockholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group that acquires 20% or more of our outstanding common stock without the approval of our Board. The Rights Agreement should not interfere with any merger or other business combination approved by our Board.

We have provided below a summary description of certain terms of the Rights Agreement. Please note this summary is not complete, and should be read together with the entire Rights Agreement. A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Report on Form 8-K dated February 4, 2019. A copy of the Rights Agreement is available free of charge from our Company. If there is a conflict between the summary below and the Rights Agreement, the Rights Agreement will govern.

THE RIGHTS

Our Board authorized the issuance of a Right with respect to each outstanding share of common stock on February 15, 2019. The Rights will initially trade with, and will be inseparable from, the common stock.

Until the Distribution Date described below, the Rights will be evidenced only by certificates that represent shares of common stock. New Rights will accompany any new shares of common stock we issue after February 15, 2019 until the Distribution Date described below.

PURCHASE PRICE

Each Right will allow its holder to purchase from our Company one one-thousandth of a share of Series C Participating Preferred Stock ("Preferred Stock") for $7.00 once the Rights become exercisable. This portion of a share of Preferred Stock will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights as a stockholder of our Company.

EXERCISABILITY

The Rights will not be exercisable until:

10 days after the public announcement that a person or group has become an "Acquiring Person" by obtaining beneficial ownership of 20% or more of our outstanding common stock, or, if earlier,

10 business days (or a later date determined by our Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

C-1

For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.

We refer to the date when the Rights become exercisable as the "Distribution Date." Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by Rights certificates that we will mail to all eligible holders of common stock.

Any Rights held by an Acquiring Person are void and may not be exercised.

CONSEQUENCES OF A PERSON OR GROUP BECOMING AN ACQUIRING PERSON

If a person or group becomes an Acquiring Person, all holders of Rights, except the Acquiring Person, may, for a purchase price of $7.00, acquire shares of our common stock having a market value of $14.00 based on the market price of the common stock prior to such person or group becoming an Acquiring Person.

If our Company is later acquired in a merger or similar transaction after the Distribution Date, all holders of Rights, except the Acquiring Person, may, for a purchase price of $7.00, purchase shares of the acquiring corporation having a market value of $14.00 based on the market price of the acquiring corporation's stock, prior to such merger.

PREFERRED STOCK PROVISIONS

Each share of Preferred Stock, if issued:

will not be redeemable;

will be junior to any other series of preferred stock we may issue;

will entitle the holder to quarterly dividend payments in an amount equal to 1,000 times the dividend, if any, paid on one share of common stock (so that one one-thousandth of a share of Preferred Stock would entitle the holder to receive a quarterly dividend payment that is the same as any dividend paid on one share of common stock);

will entitle the holder upon liquidation to receive 1,000 times the payment made on one share of common stock (so that one one-thousandth of a share of Preferred Stock would entitle the holder to receive the same payment as is made on one share of common stock);

will entitle the holder, if common stock is exchanged via merger, consolidation or a similar transaction, to a per share payment equal to 1,000 times the payment made on one share of common stock (so that one one-thousandth of a share of Preferred Stock would entitle the holder to receive the same payment as is made on one share of common stock); and

will have the same voting power as 1,000 shares of common stock (so that one one-thousandth of a share of Preferred Stock would have the same voting rights as one share of common stock).

The value of one one-thousandth interest in a share of Preferred Stock should approximate the value of one share of common stock.

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EXPIRATION

If the Rights Agreement is approved by the stockholders at the 2019 annual meeting, the Rights will expire on January 31, 2022 or on an earlier date if we redeem or exchange them, as discussed below. If stockholders do not approve the Rights Agreement, or if at the stockholder meeting there was no proposal to approve the Rights Agreement, it will expire immediately following certification of the vote at the 2019 annual meeting.

REDEMPTION

Our Board may redeem the Rights for $0.001 per Right at any time prior to the earlier of (i) the Close of Business on the tenth calendar day following the Shares Acquisition Date, or (ii) the Final Expiration Date. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.001 per Right, in cash, common stock or other securities, as determined by our Board.

EXCHANGE

After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding common stock of the Company, the Board of Directors may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right (subject to adjustment), other than Rights held by the Acquiring Person.

QUALIFYING OFFER PROVISION.

If the Company receives a “qualifying offer” (that has not been terminated and continues to be a qualifying offer for the period hereinafter described) and the Board of Directors has not redeemed the outstanding Rights, exempted such qualifying offer from the terms of the Rights Agreement or called a special meeting for stockholders to vote on whether to exempt the qualifying offer from the terms of the Rights Agreement within 90 business days following the commencement of such offer, and if, 90 to 120 business days following commencement, the Company receives notice from holders of at least 10% of the Company’s outstanding shares of common stock (excluding shares beneficially owned by the offeror and its affiliates and associates) requesting a special meeting of the Company’s stockholders to vote on a resolution to exempt the qualifying offer, then the Board of Directors must call and hold such a special meeting by the 90th business day following receipt of the stockholder notice (the “Outside Meeting Date”).

If prior to holding a vote on the qualifying offer, the Company enters into an agreement conditioned on the approval by holders of a majority of the Company’s outstanding shares of common stock with respect to a share exchange, merger, consolidation, recapitalization, reorganization, business combination or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company’s consolidated total assets or earning power, the Outside Meeting Date may be extended by the Board of Directors so that stockholders vote on whether to exempt the qualifying offer at the same time as they vote on such agreement.

If the Board of Directors does not hold a special meeting by the Outside Meeting Date to vote on the exemption of the qualifying offer, the qualifying offer will be deemed exempt from the Rights Agreement 10 business days after the Outside Meeting Date. If the Board of Directors does hold a special meeting and stockholders vote at such meeting in favor of exempting the qualifying offer, the qualifying offer will be deemed exempt from the Rights Agreement 10 business days after the votes are certified as official by the inspector of elections.

A “qualifying offer,” in summary terms, is an offer determined by the Board of Directors to have the following characteristics:

a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for all of the Company’s outstanding shares of common stock at the same per share consideration;

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an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended;

an offer that, within 20 business days after commencement (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the holders of the Company’s common stock is either inadequate or unfair;

an offer whose per share offer price and consideration (x) is not less than $9.00, subject to adjustment as provided in the Rights Agreement, and (y) also represent a reasonable premium over the highest reported market price of the common stock of the Company in the immediately preceding 24 months prior to the date on which the offer is commenced; provided that to the extent that an offer includes common stock of the offeror, such per share offer price with respect to such common stock of the offeror will be determined for purposes of the foregoing provision using the lowest reported market price for common stock of the offeror during the five Trading Days immediately preceding and the five Trading Days immediately following the date on which the Qualifying Offer is commenced;

an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 business days and, if a special meeting is duly requested, for at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the special meeting request (subject to extension in certain circumstances), for at least 10 business days following such period;

an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Company’s common stock not held by the offeror (and its affiliates and associates) being tendered and not withdrawn as of the offer’s expiration date;

an offer that is subject only to the minimum tender condition described above and other customary terms and conditions, which conditions shall not include any due diligence, financing, funding or similar conditions;

an offer pursuant to which, subject to certain exceptions, the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above, the offer, if it is otherwise to expire prior thereto, will be extended for at least 20 business days after any increase in the consideration being offered or after any bona fide alternative offer is commenced;

an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all of the Company’s shares of common stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

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an offer pursuant to which the Company and its stockholders have received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;

an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (a) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer, (b) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open and (c) all reports required under the Securities Exchange Act of 1934, as amended, will be filed by the offeror in a timely manner during such period; and

if the offer includes the offeror’s common stock as all or part of the offered consideration, (A) the non-cash portion of the consideration offered must consist solely of common stock of the offeror, which must be a publicly-owned U.S. corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the New York Stock Exchange or The NASDAQ Stock Market LLC, (C) no stockholder approval of the issuer of such common stock may be required to issue such common stock, or, if such approval may be required, such approval must have already been obtained, and (D) there must be no beneficial owner of 20% or more of the offeror’s common stock outstanding at the time of commencement or at any time during the term of the offer.

ANTI-DILUTION PROVISIONS

The Rights will have the benefit of certain customary anti-dilution provisions.

AMENDMENTS

The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. However, after a person or group becomes an Acquiring Person, our Board may not amend the Rights Agreement in a way that adversely affects holders of the Rights.

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INNODATA INC.
55 CHALLENGER ROAD, SUITE 202
RIDGEFIELD PARK, NJ 07660
ATTN: AMY AGRESS

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 5, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E75244-P23175

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INNODATA INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jack S. Abuhoff
02) David B. Atkinson
03) Louise C. Forlenza
04) Brian E. Kardon
05) Douglas J. Manoni
06) Stewart R. Massey
07) Michael J. Opat

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

	For	Against	Abstain
2. Ratification of the selection of CohnReznick LLP as independent auditors for the year ending December 31, 2019.	☐	☐	☐
3. Advisory approval of executive compensation.	☐	☐	☐
4. Approval of the Company's Rights Agreement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

E75245-P23175

INNODATA INC.
ANNUAL MEETING OF STOCKHOLDERS
June 6, 2019 11:00 AM
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of Common Stock of Innodata Inc. (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on June 6, 2019, and hereby appoints Jack S. Abuhoff and Amy R. Agress, and each of them, as proxies of the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of the undersigned in the Company at said meeting and at any adjournments thereof with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted on the following matters and, in their discretion, upon any other business which may properly come before said meeting.

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES, FOR THE SELECTION OF COHNREZNICK LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2019, FOR THE ADVISORY APPROVAL OF EXECUTIVE COMPENSATION, FOR THE APPROVAL OF THE COMPANY'S RIGHTS AGREEMENT, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side